Exhibit 10.14

ASSET PURCHASE AGREEMENT

BY AND BETWEEN

MEDIMMUNE, LLC,

MEDIMMUNE LIMITED,

ASTRAZENECA COLLABORATION VENTURES, LLC,

AND

VIELA BIO, INC.

DATED AS OF FEBRUARY 23, 2018

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

i

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

TABLE OF CONTENTS

(continued)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

TABLE OF CONTENTS

(continued)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibits

Exhibit A	Certain Definitions; Interpretive Matters
Exhibit B	Form of Transition Services Agreement
Exhibit C	Form of Clinical Supply Agreement
Exhibit D	Form of Sublicense Agreements
Exhibit E	Form of Master Supply and Development Services Agreement
Exhibit F	Form of Affiliate Lease Agreement
Exhibit G	Form of License Agreement
Exhibit H	Form of MRC Payment Agreements
Exhibit I	Form of Services Agreement

Schedules

Schedule 2.1(b)(i)	Assigned Intellectual Property
Schedule 2.1(b)(iii)	Assigned Contracts
Schedule 2.1(b)(vii)	Acquired Personal Property
Schedule 4.3(a)	AZ Consents
Schedule 4.4	Acquired Assets
Schedule 7.5(a)	AZ Employees
Schedule 7.9	Covered Autoimmune Diseases
Schedule 7.12	[***] License Term Sheet
Schedule 10.3	Purchase Price Allocation

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT is entered into as of February 23, 2018 (this “Agreement”), by and between MEDIMMUNE, LLC, a Delaware limited liability company (“Medi LLC”), MEDIMMUNE LIMITED, a United Kingdom company (“Medi Ltd”), and ASTRAZENECA COLLABORATION VENTURES, LLC, a Delaware limited liability company (“AZCV”), and VIELA BIO, INC., a Delaware corporation (“Spinco”). Each of Medi LLC, Medi Ltd and AZCV are sometimes referred to herein individually as an “AZ Party” and collectively as the “AZ Parties.” Each of the AZ Parties and Spinco are sometimes referred to herein individually as a “Party” and collectively as the “Parties.” Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Exhibit A.

W I T N E S E T H:

WHEREAS, the AZ Parties have established research, development and/or manufacturing programs for [***], collectively, the “Programs”) aimed at treating inflammation and autoimmune disorders; provided that the programs for [***] and [***] (the “[***] Collaboration Programs”) are being pursued in collaboration with [***] pursuant to the Collaboration Agreement, dated as of March 30, 2012, as amended (the “[***] Collaboration Agreement”), between AZCV and[***] (such collaboration, the “[***] Collaboration”);

WHEREAS, AstraZeneca UK Limited, an Affiliate of the AZ Parties (“AZUK”), formed Spinco, and AZUK and a group of investors have provided equity financing to Spinco in order to consummate the transactions contemplated hereby and to enable Spinco to research, develop, manufacture and commercialize the Products and to perform its obligations and receive certain benefits under the Services Agreement with respect to the [***] Collaboration Products (the “Spinco Business”), on the terms and subject to the conditions set forth in the Series A Preferred Stock Purchase Agreement, dated as of the date hereof (the “Securities Purchase Agreement”), by and among Spinco and each of the investors party thereto (collectively, the “Investors”);

WHEREAS, the AZ Parties (other than AZCV) have agreed to sell to Spinco, and Spinco has agreed to purchase from the AZ Parties, assets owned by the AZ Parties and exclusively related to the Programs on the terms and subject to the conditions set forth herein;

WHEREAS, in connection with the foregoing, AZCV and Spinco have agreed to enter into the Services Agreement pursuant to which AZCV will delegate to Spinco, and Spinco will agree to accept and perform, certain of AZCV’s obligations under the [***] Collaboration Agreement with respect to the[***] Collaboration Products and, in connection therewith, AZCV will transfer to Spinco the net economic benefits AZCV receives from the [***] Collaboration with respect to the AZCV Collaboration Products, on the terms and subject to the conditions set forth in the Services Agreement;

WHEREAS, the AZ Parties have agreed to (i) sublicense to Spinco certain Patents and Know-How related to the Programs that have been licensed by Medi LLC or one of its Affiliates from Third Parties and (ii) license to Spinco certain Patents and Know-How of Medi LLC and its Affiliates related (but not exclusively) to the Products, in each case pursuant to separate agreements further described in Section 3.2; and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

WHEREAS, in connection with the Transactions, the Parties and/or their respective Affiliates will enter into the other Transaction Agreements at the Closing, on the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE I

PURCHASE PRICE

1.1    Purchase Price. In consideration of the conveyance to Spinco of all right, title and interest in and to the Acquired Assets, the non-competition covenants set forth in Section 7.9 and the other rights granted to Spinco hereunder and under the Services Agreement, and subject to the terms and conditions hereof, at the Closing, Spinco shall pay a purchase price in cash of $142,253,240 in the aggregate (the “Purchase Price”) as follows: (a) to Medi LLC, an amount equal to [***], (b) to Medi Ltd an amount equal to [***], and (c) to AZCV, an amount equal to [***], by wire transfer of immediately available funds pursuant to written instructions furnished to Spinco by the AZ Parties at least [***] prior to the Closing.

ARTICLE II

PURCHASE AND SALE

2.1    Acquired Assets.

(a)    On the terms and subject to the conditions set forth in this Agreement, at the Closing, the AZ Parties (other than AZCV) shall sell, assign, transfer, convey and deliver to Spinco, and Spinco shall receive, acquire and accept, all right, title and interest of the AZ Parties in, to and under the Acquired Assets (including the Assigned Intellectual Property), free and clear of all Liens except for Permitted Liens.

(b)    “Acquired Assets” means the following assets at the Closing:

(i)    the Assigned Intellectual Property:

(ii)    intentionally omitted;

(iii)    the Assigned Contracts;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(iv)    all Regulatory Materials and other Governmental Approvals and all pending applications therefor or renewals thereof, in each case to the extent transferable to Spinco and exclusively relating to the Products or the Programs and complete and accurate electronic copies of such materials, approvals and applications; provided that such transfer shall not be deemed to be an assignment of any Know-How contained in such materials, timing of the transfer of Regulatory Materials shall be in accordance with the TSA, the AZ Parties shall not be required to transfer copies of any Excluded Manufacturing Know-How (and such information shall be redacted from such electronic copies), and the AZ Parties shall be entitled to retain copies of the transferred Regulatory Materials and Governmental Approvals as necessary to comply with applicable Law and its internal document retention policies subject to the AZ Parties’ non-use and confidentiality obligations set forth in Section 7.2;

(v)    all Biological Materials; provided that Biological Materials subject to the Assigned Contracts and the In-License Agreements shall only be transferred and used in accordance with the terms of those agreements;

(vi)    all Inventory;

(vii)    those items of tangible personal property listed on Schedule 2.1(b)(vii) (the “Acquired Personal Property”); and

(viii)    all Documents to the extent exclusively relating to the Products or the Programs, but excluding personnel files for employees or former employees (whether or not Transferred Employees); provided that the AZ Parties and their Affiliates shall be entitled to retain copies of the foregoing as necessary to comply with applicable Law and its internal document retention policies subject to the AZ Parties’ non-use and confidentiality obligations set forth in Section 7.2.

2.2    Excluded Assets.

(a)    Notwithstanding anything to the contrary in this Agreement, nothing herein contained shall be deemed to sell, transfer, assign or convey to Spinco the Excluded Assets, and the AZ Parties and their Affiliates shall retain all right, title and interest to, in and under the Excluded Assets and Spinco shall not acquire any of the Excluded Assets.

(b)    “Excluded Assets” means each of the following assets at the Closing:

(i)    all cash and cash equivalents, securities, negotiable instruments, accounts receivable, notes and other amounts receivable of the AZ Parties or their Affiliates;

(ii)    any rights to Tax refunds, credits, deductions, allowances or other Tax benefits of the AZ Parties or their Affiliates;

(iii)    the company seal, minute books, charter documents, stock or equity record books and such other books and records as pertain to the organization, existence or capitalization of the AZ Parties and their Affiliates, as well as any other records or materials relating to the AZ Parties or their Affiliates generally and not exclusively related to the Acquired Assets or the operations of the Programs;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(iv)    all right, title and interest in and to the names “AstraZeneca” and “AZ” and “MedImmune”;

(v)    all tangible personal property of the AZ Parties or any of their Affiliates, other than the tangible personal property expressly included in the Acquired Assets;

(vi)    Excluded Manufacturing Know-How and all other intangible property of the AZ Parties or any of their Affiliates, other than the Assigned Intellectual Property;

(vii)    all real property owned or leased by the AZ Parties or any of their Affiliates;

(viii)    all rights which accrue or will accrue to the AZ Parties or any of their Affiliates under this Agreement, any of the other Transaction Agreements, the Securities Purchase Agreement or any of the agreements contemplated thereunder;

(ix)    (A) all attorney-client privilege and attorney work-product protection of AZ or its Affiliates, (B) all Documents subject to the attorney-client privilege or work-product protection described in the foregoing clause (A), and (C) all Documents maintained by the AZ Parties or their Affiliates in connection with the Transactions and the transactions contemplated under the Securities Purchase Agreement, in each case (A)-(C) above to the extent such items do not constitute Acquired Assets;

(x)    Tax Returns of the AZ Parties and their Affiliates;

(xi)    all Employee Benefit Plans and any assets relating thereto;

(xii)    all current and prior insurance policies of the AZ Parties and their Affiliates and all rights of any nature with respect thereto, including all insurance recoveries thereunder and rights to assert claims with respect to any such insurance recoveries;

(xiii)    all assets, rights, and claims of AZCV and its Affiliates in the [***] Collaboration or otherwise owned by AZCV and its Affiliates relating thereto; and

(xiv)     all other assets, properties, contractual rights, goodwill, and other intangible assets, rights and claims of the AZ Parties and their Affiliates not included in the Acquired Assets and not exclusively used or held for use in the Programs.

2.3    Assumption of Assumed Liabilities.

(a)    On the terms and subject to the conditions set forth in this Agreement, as of the Closing, Spinco shall assume and be responsible for, and shall timely perform, satisfy and discharge in accordance with their terms, the Assumed Liabilities.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(b)    “Assumed Liabilities” means each of the following Liabilities of the AZ Parties and their Affiliates at the Closing:

(i)    all Liabilities of the AZ Parties and their Affiliates arising under or in connection with the Assigned Contracts from and after the Closing, excluding for clarity the Excluded Liabilities set forth in Section 2.4(b)(ii) below;

(ii)    all Liabilities of the AZ Parties and their Affiliates arising out of or relating to actions by Spinco or its Affiliates commenced after the Closing, irrespective of the legal theory asserted, arising from the administration, manufacture, advertising, marketing, distribution, sale or use of the Products or conduct of the Programs during the period of time on or after the Closing;

(iii)    all Liabilities of the AZ Parties and their Affiliates resulting from the hiring and/or employment of the Transferred Employees by Spinco or its Affiliates from and after the Closing (except to the extent otherwise expressly set forth herein, including in Section 2.4(b)(iv)); and

(iv)    without duplication of the other provisions of this Section 2.3(b), all Liabilities arising from and after the Closing of whatever kind and nature to the extent relating specifically to the Products or the Programs or arising in connection with the use, ownership or operation of the Acquired Assets by Spinco or its Affiliates from and after the Closing, other than Liabilities of the AZ Parties and their Affiliates arising out of their breach or termination of the Transaction Agreements and only to the extent expressly provided therein.

2.4    Excluded Liabilities.

(a)    Spinco shall not assume or be liable for any Excluded Liabilities.

(b)    “Excluded Liabilities” means all Liabilities of the AZ Parties and their Affiliates at the Closing, other than the Assumed Liabilities, including the following:

(i)    all Liabilities to the extent not related to the Products, the Programs or the Acquired Assets;

(ii)    all Liabilities relating to or arising out of the Excluded Assets;

(iii)    all Liabilities relating to the Assigned Contracts to the extent such obligations (A) arise before the Closing Date, or (B) arise from or relate to any breach by the AZ Parties or their Affiliates of any provision of any of such contracts;

(iv)    except to the extent specifically provided in Section 7.5, all Liabilities arising out of, relating to or with respect to (A) the Transferred Employees, or termination by the AZ Parties or their Affiliates of employment or services of any individual on or before the Closing Date (including all Liabilities for the compensation of Transferred Employees for services prior to the Closing Date); (B) workers’ compensation

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

claims that relate to the period before the Closing, irrespective of whether such claims are made prior to or after the Closing Date; (C) any Employee Benefit Plan and any funding or other obligations relating to any of the foregoing; (D) any retention payments, severance payments, or such payments arising out of or related to the consummation of the Transactions contemplated in this Agreement, but excluding any equity grants or other benefits provided for in the Spinco offer letters or employment agreements, or otherwise promised by Spinco; or (E) any obligations under the Worker Adjustment and Retraining Notification Act (“WARN Act”) or similar state or local Laws that arise before the Closing Date or in connection with the consummation of the Transactions due to termination of employment by the AZ Parties or their Affiliates; and

(v)    all other Liabilities arising out of or relating to the Products, the Programs or the Acquired Assets, to the extent such Liabilities relate to the period of time prior to Closing.

2.5    Non-Assignable Assets. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement or the consummation of the Transactions shall be construed as an attempt or agreement to assign any Acquired Asset, including any Contract, Permit, certificate, approval, authorization or other right, which by its terms or by Law is non-assignable without the consent of a Third Party or a Governmental Authority or is terminable or cancelable by a Third Party or a Governmental Authority in the event of an assignment (any such Acquired Asset, a “Non-assignable Asset”) unless and until such consent shall have been obtained. The AZ Parties shall use all commercially reasonable efforts to obtain any such consents with respect to the Acquired Assets promptly, and shall cooperate as reasonably requested by Spinco in any efforts made by Spinco to obtain such consent. To the extent permitted by applicable Law, in the event such consent to the assignment thereof cannot be obtained, at Spinco’s request, such Non-assignable Asset shall be held, as of and from the Closing Date, by the applicable AZ Party in trust for Spinco and the covenants and obligations under any Non-assignable Asset that is a Contract, Permit, certificate, approval or authorization shall be performed by Spinco in the applicable AZ Party’s name and all benefits and Liabilities existing thereunder after Closing shall be for Spinco’s account. The AZ Parties shall take or cause to be taken, at Spinco’s expense, such reasonably necessary actions in its name or otherwise as Spinco may reasonably request so as to provide Spinco with the benefits of any Non-assignable Assets and to effect collection of money or other consideration that becomes due and payable under Non-assignable Assets, and the AZ Parties or their applicable Affiliate shall promptly pay over to Spinco all money or other consideration received by it in respect of all Non-assignable Assets.

ARTICLE III

CLOSING

3.1    Closing. Subject to the terms and conditions of this Agreement, the closing of the Transactions (the “Closing”) shall take place on the date of this Agreement immediately following the consummation of the transactions contemplated by the Securities Purchase Agreement at the offices of Covington & Burling LLP, 620 Eighth Avenue, New York, New York 10018 as soon as practicable following the satisfaction or waiver of all conditions contained in

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Article VIII (except for those conditions which by their terms are to be satisfied at the Closing but subject to the satisfaction or waiver of such conditions), or on such other date, place and time as the Parties may agree in writing (the “Closing Date”).

3.2    Deliveries by Medi LLC at the Closing. At the Closing, Medi LLC shall deliver, or cause to be delivered, to Spinco, as applicable, the following:

(a)    the certificates required by Section 8.2(a) and Section 8.2(b);

(b)    the Transition Services Agreement, substantially in the form attached hereto as Exhibit B (the “Transition Services Agreement”), executed by a duly authorized officer of Medi LLC;

(c)    the Clinical Supply Agreement, substantially in the form attached hereto as Exhibit C (the “Clinical Supply Agreement”), executed by a duly authorized officer of Medi LLC or its applicable Affiliate;

(d)    the sublicense agreements substantially in the forms attached hereto as Exhibit D-1, D-2 and D-3 (collectively, the “Sublicense Agreements”), executed by a duly authorized officer of Medi LLC or its applicable Affiliate, pursuant to which Medi LLC or its applicable Affiliate will grant sublicenses under the BioWa License Agreement, the BioWa/Lonza License Agreement and the Lonza License Agreement, on the terms and subject to the conditions set forth therein;

(e)    the Master Supply and Development Services Agreement, substantially in the form attached hereto as Exhibit E (the “Development Services Agreement”), executed by a duly authorized officer of Medi LLC or its applicable Affiliate;

(f)    the Affiliate Lease Agreement, substantially in the form attached hereto as Exhibit F (the “Affiliate Lease Agreement”), executed by a duly authorized officer of Medi LLC or its applicable Affiliate;

(g)    the License Agreement, substantially in the form attached hereto as Exhibit G (the “License Agreement”), executed by a duly authorized officer of Medi LLC or its applicable Affiliate, pursuant to which Medi LLC or its applicable Affiliate will license to Spinco certain Know-How and Patents of Medi LLC and its Affiliates related (but not exclusively) to the Programs and Products and reasonably necessary for exploitation of the Products by Spinco, on the terms and subject to the conditions set forth herein;

(h)    the Payment Agreements for [***] and [***], substantially in the forms attached hereto as Exhibit H (the “MRC Payment Agreements”), executed as a deed by Medi LLC or its applicable Affiliate, pursuant to which Spinco will make payments to Medi LLC’s Affiliate MedImmune Limited on the terms and subject to the conditions set forth herein;

(i)    an assignment and assumption agreement and bill of sale, in a form reasonably agreed among the Parties (the “Assignment and Assumption and Bill of Sale”), executed by a duly authorized officer of the applicable AZ Parties;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(j)    the Services Agreement, substantially in the form attached hereto as Exhibit I, with such changes as are mutually agreed by AZCV and the Investors after the execution and delivery of the Securities Purchase Agreement by the Parties thereto (the “Services Agreement”);

(k)    a certificate from each of Medi LLC and AZCV (or its owner if it is a disregarded entity for U.S. federal income Tax purposes), in form and substance as prescribed by Treasury Regulations Section 1.1445-2(b), stating that each is not a “foreign person” within the meaning of Code Section 897; and

(l)    in respect of the Acquired Assets, such other documents, deeds, assignments and instruments of transfer as shall be necessary and reasonably requested by Spinco to effect the transfer of the Acquired Assets to Spinco and to carry out the intent of the Transactions and as shall be sufficient to convey to and vest in Spinco all of the right, title and interest of the AZ Parties to the Acquired Assets.

3.3    Deliveries by Spinco at Closing. At Closing, Spinco shall deliver, or cause to be delivered, to the AZ Parties, as applicable, the following:

(a)    the certificates required by Section 8.3(a);

(b)    the Purchase Price by wire transfer of immediately available funds in accordance with Section 1.1;

(c)    the Transition Services Agreement, executed by a duly authorized officer of Spinco;

(d)    the Clinical Supply Agreement, executed by a duly authorized officer of Spinco;

(e)    the Sublicense Agreements, executed by a duly authorized officer of Spinco;

(f)    the Development Services Agreement, executed by a duly authorized officer of Spinco;

(g)    the Affiliate Lease Agreement, executed by a duly authorized officer of Spinco;

(h)    the License Agreement, executed by a duly authorized officer of Spinco;

(i)    the MRC Payment Agreements, executed as a deed by Spinco;

(j)    the Assignment and Assumption and Bill of Sale, executed by a duly authorized officer of Spinco; and

(k)    the Services Agreement, executed by a duly authorized officer of Spinco.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3.4    Additional Closing Deliveries. From time to time following the Closing, at the reasonable request of the AZ Parties or Spinco, such other Party shall, and shall cause its respective Affiliates to, execute, acknowledge and deliver all such further conveyances, notices, assumptions, releases and acquittances and such other instruments, and shall take such further actions, as may be necessary to assure fully (a) to Spinco and its successors and assigns, all of the properties, rights, titles, interests, estates, remedies, powers and privileges intended to be conveyed to Spinco under this Agreement and the other Transaction Agreements, and (b) to the Parties and their respective Affiliates, and their respective successors and assigns, the assumption of the Liabilities intended to be assumed by Spinco under this Agreement and the other Transaction Agreements, and to otherwise make effective the Transactions.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE AZ PARTIES

The AZ Parties hereby represent and warrant to Spinco on the date hereof and as of the Closing Date as follows:

4.1    Organization and Good Standing. The AZ Parties and Spinco are each an entity duly organized, validly existing and in good standing under the applicable Laws of the state of its organization and each of the AZ Parties has all requisite corporate or similar power and authority to own, lease and operate the Acquired Assets owned by it as currently conducted. Each of the AZ Parties is duly qualified or authorized to do business as a foreign entity and is in good standing under the applicable Laws of each jurisdiction in which it owns or leases real property related to the Acquired Assets and each other jurisdiction in which the conduct of its business or the ownership of its properties related to the Acquired Assets requires such qualification or authorization, except, in each case, where the failure to be so qualified or in good standing as has not been and would not reasonably be expected to be, individually or in the aggregate, a Material Adverse Effect. Spinco was formed on December 11, 2017 and, from the date of, and until the consummation of the transaction contemplated by, the Securities Purchase Agreement, Spinco was a direct, wholly owned subsidiary of AZUK, the authorized capital stock of Spinco consisted of [***] per share of common stock, Spinco had no subsidiaries and no liabilities (other than as set forth in the Transaction Agreements and the Securities Purchase Agreement and the other agreements contemplated thereby).

4.2    Authorization of Agreement. The AZ Parties and their Affiliates have all requisite power and authority to execute and deliver this Agreement, each other Transaction Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or any other Transaction Agreement, in each case, to which it is a party (collectively, the “AZ Documents”), to perform its respective obligations hereunder and thereunder and to consummate the Transactions. The execution, delivery and performance by the AZ Parties and their Affiliates of each of the AZ Documents and the consummation of the Transactions, in each case, to which it is party, have been duly authorized and approved by all requisite corporate or similar action on the part of the AZ Parties and their Affiliates. Each of the AZ Documents has been, or will be at or prior to the Closing, duly and validly executed and delivered by the AZ Party or its Affiliate that is a party thereto and (assuming the due authorization, execution and delivery

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

by the other parties thereto) each of the AZ Documents, when so executed and delivered, will constitute the legal, valid and binding obligations of the AZ Party or its Affiliate that is a party thereto, enforceable against it in accordance with its terms, subject to the effect of any applicable Laws relating to bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or preferential transfers, or similar Laws relating to or affecting creditors’ rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

4.3    Conflicts; Consents of Third Parties.

(a)    Assuming the receipt of the consents identified on Schedule 4.3(a), none of the execution and delivery of this Agreement or the other AZ Documents by the AZ Party or its Affiliate that is party thereto, the consummation of the Transactions or the compliance by such AZ Party or the applicable Affiliate with any of the provisions hereof or thereof conflicts with or will conflict with, or result in any violation of, or constitute a breach of, or conflict with or default (with or without notice or lapse of time, or both) under, or result in the loss of any benefit under, or permit the acceleration of any obligation under, or give rise to a right of termination, modification or cancellation under, or give rise to any obligation of, such AZ Party or the applicable Affiliate to make any payment under, or to the increased, additional, accelerated or guaranteed rights or entitlements of any Person under, or result in the creation of any Liens (other than Permitted Liens) upon any of the properties or assets of the AZ Parties or its Affiliates used or held for use in the Programs under any provision of: (i) the certificate of incorporation and by-laws or comparable organizational documents of any AZ Party or any of its Affiliates; (ii) any Contract or Permit to which any AZ Party or any of its Affiliates is a party or by which any of the properties or assets of any AZ Party or any of its Affiliates used or held for use in the Programs are bound; (iii) any Order of any Governmental Authority applicable to any AZ Party or any of its Affiliates or by which any of the properties or assets of any AZ Party or any of its Affiliates used or held for use in the Programs are bound; or (iv) any applicable Law, except, in the case of clauses (ii), (iii) and (iv) above, where such conflict, violation or default would not have or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b)    Except for any such filings, notices, Permits, authorizations, registrations, consents or approvals, the failure to make or obtain would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, no consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Governmental Authority (a “Governmental Approval”) is required for any AZ Party or any of its Affiliates in connection with the execution and delivery of this Agreement or the other AZ Documents, the compliance by such AZ Party or such Affiliate with any of the provisions hereof and thereof, the consummation of the Transactions or the taking by such AZ Party or such Affiliate of any other action contemplated hereby or thereby.

4.4    Acquired Assets. Except as set forth on Schedule 4.4,

(a)    The AZ Parties own and have good title to, the Acquired Assets, free and clear of all Liens other than Permitted Liens. Other than any Permitted Liens and except as set forth in the Assigned Contracts and the In-License Agreements, none of the AZ Parties or their

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Affiliates has granted to any Third Party any interest, right to use, license, or entered into any covenants not to sue, releases for infringement, or waivers of claims for infringement, in, of or with respect to the Acquired Assets. None of the AZ Parties or its Affiliates has received any written notice from any other Person challenging its ownership or rights to use any Acquired Assets and there are no pending actions or claims against any AZ Party or its Affiliates challenging such ownership or rights.

(b)    There are no actions, suits, (to AZ’s Knowledge) investigations by a Governmental Authority, claims, or proceedings (other than proceedings before a patent office in connection with the prosecution of the Assigned Intellectual Property) pending, or, to AZ’s Knowledge, threatened, relating in any way to the Acquired Assets that would materially and adversely affect the conduct of the Programs, including any that would reasonably be expected to impair in any material respect any AZ Party’s ability to assign, transfer, convey and deliver, or that otherwise materially and adversely affects, the Acquired Assets.

(c)    Other than any Permitted Liens and except as set forth in the [***] Collaboration Agreement, there are no existing Contracts to which any AZ Party or any of its Affiliates is a party, pursuant to which a Third Party is granted an option to acquire any interest in the Acquired Assets.

(d)    None of the Assigned Patents has ever been found invalid or unenforceable, in whole or in part, for any reason in any administrative, arbitration, judicial or other proceeding (other than in proceedings before a patent office in connection with the prosecution of the Assigned Patents) to which any AZ Party or its Affiliate is or was a party. None of the AZ Parties or its Affiliates has received any written notice from any other Person that any issued patents within the Assigned Patents are not valid and enforceable.

(e)    None of the AZ Parties or its Affiliates has engaged in, and (to AZ’s Knowledge) none of its agents or representatives have engaged in, any conduct, or omitted to perform any necessary act, the result of which has invalidated or would reasonably be expected to invalidate any of the Assigned Patents.

(f)    None of the Assigned Patents is or has been involved in any reexamination, reissue, interference proceeding, or any similar proceeding, and no such proceedings are pending or, to AZ’s Knowledge, threatened.

(g)    The AZ Parties and their Affiliates have not received any written notice that any maintenance fees and annuities due on the Assigned Patents have not been timely paid except to the extent such failure to timely pay has not resulted in the final abandonment of any Assigned Patent.

(h)    To AZ’s Knowledge, the practice of the inventions, discoveries, technology or ideas claimed in the Assigned Patents does not and will not infringe upon (including inducing or contributing to the infringement of) or misappropriate any intellectual property rights of any Third Party, and the AZ Parties and their Affiliates have not received any written notice alleging the foregoing.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(i)    None of the AZ Parties, any of their Affiliates, nor their respective agents and advisors, has (i) put a Third Party on notice of actual or potential infringement of any of the Assigned Patents or (ii) initiated any enforcement action with respect to any of the Assigned Patents.

(j)    None of the AZ Parties or any of their Affiliates has received any written communication from any Governmental Authority relating to any violation of any applicable Law in connection with the Acquired Assets.

(k)    The Programs and Products existing as of the date hereof have been conducted and developed, and the Biological Materials have been manufactured, processed, tested and stored, in accordance with all applicable Laws, rules and regulations, in all material respects. No Person involved in development of any data included in the Regulatory Materials has been convicted of (or investigated for) any crime or engaged in any conduct that would reasonably be expected to result in exclusion under 42 U.S.C. Section 1302a-7 or any similar state law or regulation or been debarred by the FDA under Article 306 or the Federal Food Drug and Cosmetic Act, 21 U.S.C. Section 335a(a) or (b).

(l)    None of the AZ Parties or their Affiliates has received (a) any FDA Form 483 “Inspectional Observations”, or similar notice from any Governmental Authority, relating to the Programs, Products or the facilities in which the Products are manufactured; (b) any FDA Notices of Adverse Findings, or similar notice from any other Governmental Authority, with respect to the Products or the Programs; or (c) any “warning letters,” or “untitled letters,” or other similar Governmental Authority notice of inspectional observations or legal deficiencies or other written correspondence from the FDA or any other Governmental Authority asserting a violation of applicable Law concerning the Programs or the Products. There has not been a recall or market withdrawal or replacement of any Product by, or on behalf of, any AZ Party or any of its Affiliates, whether voluntary or involuntary. The AZ Parties and their Affiliates are, and at all times have been, in compliance with all adverse event reporting requirements applicable to the Products.

(m)    Neither any AZ Party nor any of its Affiliates has made any false statements on, or omissions from, the applications, reports and other submissions or communications (written or oral) to the FDA or any other Governmental Authority with respect to the Programs, the Product(s) or their manufacture or any other records, reports and documentation prepared or maintained to comply with the requirements of applicable Law. None of the AZ Parties or any of their Affiliates is the subject of any pending or, to AZ’s Knowledge, threatened investigation by any Governmental Authority with respect to the Programs, or the Products, including by (a) the FDA pursuant to its “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto; (b) the Federal Trade Commission (“FTC”); or (c) any other Governmental Authority that has jurisdiction over the Programs under any similar policy.

(n)    The Assigned Contracts are in full force and effect and, to AZ’s Knowledge, no party to the Assigned Contracts is in material breach thereof.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(o)    To AZ’s Knowledge, the Acquired Assets (including for this purpose the Duke License Agreement and the DFCI License Agreement), along with the Licensed Intellectual Property, the Transferred Employees and the rights of Spinco under the Transaction Agreements, comprise all of the material assets and rights that are necessary for Spinco to conduct the Programs from and after the Closing, where applicable, during the period contemplated by such Transaction Agreements in all material respects as currently conducted by the AZ Parties and their Affiliates as of the Closing Date. The Assigned Patents, the Patents subject to the Assigned Contracts, the Duke License Agreement and the DFCI License Agreement and the Patents within the Licensed Intellectual Property comprise all of the Patents owned or controlled by the AZ Parties or their Affiliates that claim or cover the Products or uses of the Products (but for clarity not methods of manufacturing the Products) as of the date hereof.

4.5    No Other Representations or Warranties. Except for the representations and warranties contained in this Article IV, Spinco acknowledges that none of the AZ Parties or any of their Affiliates nor any other Person on behalf of any AZ Party or any of its Affiliates has made, and Spinco has not relied upon, any representation or warranty, whether express or implied, with respect to the Programs, any AZ Party or its Affiliates or their respective businesses, affairs, assets, Liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or with respect to the accuracy or completeness of any other information provided or made available to Spinco by or on behalf of the AZ Parties in connection with the Transactions.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF SPINCO

5.1    No Representations or Warranties. Without limiting the representations and warranties made by AZ with respect to Spinco in Article IV, the AZ Parties acknowledge that Spinco is not making any representation or warranty hereunder.

ARTICLE VI

CONDUCT OF BUSINESS

6.1    Conduct of Business Pending the Closing. During the period from the date of this Agreement to the Closing, except (1) as required by applicable Law, (2) as otherwise contemplated or required by this Agreement or (3) with the prior written consent of Spinco (which consent shall not be unreasonably withheld, conditioned or delayed), Medi LLC shall, and shall cause its Affiliates, to:

(a)    conduct the Programs only in the Ordinary Course of Business; and

(b)    use its commercially reasonable efforts to (A) preserve the present business operations and goodwill of the Programs, (B) preserve the present relationships with material suppliers and other Persons having material business dealings with Medi LLC and its Affiliates in connection with the Programs, and (C) maintain all assets and properties included in the Acquired Assets in their current condition, normal wear and tear excepted;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

provided, however, that notwithstanding the foregoing or anything else to the contrary herein, Medi LLC shall have full and sole discretion to make any and all personnel decisions prior to Closing with respect to the AZ Employees (whether Transferred Employees or otherwise) as determined by Medi LLC, including hiring, terminating, and compensating such AZ Employees, subject to Section 7.5(e).

ARTICLE VII

COVENANTS

7.1    Cooperation; Filings and Approvals; Consents.

(a)    Subject to the terms and conditions of this Agreement, each of the Parties shall cooperate with the other and use (and shall cause their respective Affiliates to use) reasonable best efforts to promptly (i) take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to cause the conditions set forth in Article VIII to be satisfied as promptly as practicable and to consummate and make effective the Transactions, including preparing and filing promptly all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, and (ii) obtain all approvals, consents, registrations, Permits, authorizations and other confirmations from any Governmental Authority necessary, proper or advisable to consummate the Transactions. The Parties shall not, and shall cause their respective Affiliates not to, knowingly take any action after the date of this Agreement that would reasonably be expected to result in not obtaining, any approvals, consents, registrations, Permits, authorizations and other confirmations from any Governmental Authority necessary, proper, or advisable to be obtained prior to the Closing in order to consummate the Transactions.

(b)    Each of the Parties shall use commercially reasonable efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to, in the most expeditious manner practicable, (i) provide all notices to and obtain all consents, waivers and approvals of and notices to any Person (other than a Governmental Authority) required to consummate the Transactions, including the notices, consents and approvals referred to in Section 4.3, and (ii) take such other actions as may be reasonably required in order to carry out the intent of this Agreement; provided, however, that, in each case, notwithstanding anything to the contrary in this Agreement, no Party shall be obligated to pay any consideration to any Person from whom consent or approval is requested in order to obtain such consent or approval.

7.2    Confidentiality. For a period of [***], each Party shall not, and shall cause its Affiliates not to, directly or indirectly, disclose, reveal, divulge or communicate to any Person other than the other Party or any of their respective Affiliates or Representatives, or, subject to the proviso set forth herein, use or otherwise exploit for the benefit of any Person other than the other Party or any of their respective Affiliates or Representatives, any Confidential Information of the other Party without the prior written consent of such other Party. Neither Party shall have any

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

obligation to keep confidential any Confidential Information if and to the extent disclosure thereof is specifically required by applicable Law; provided, however, that in the event disclosure is required by applicable Law, the disclosing Party shall, to the extent reasonably possible and permissible under applicable Law, provide the other Party of such requirement prior to making any disclosure so that the other Party may seek an appropriate protective order. For purposes of this Agreement, “Confidential Information” means all confidential and proprietary information of such Party; provided, however, that Confidential Information of a Party shall not include, and there shall be no obligation hereunder with respect to, information that (i) is generally available to the public on the date of this Agreement, (ii) becomes generally available to the public other than as a result of a disclosure by the receiving Party or any of its Affiliates in breach of this Section 7.2, (iii) is or becomes available to the receiving Party or any of its respective Affiliates from a source that is not known by such Person to be bound by an obligation of confidentiality or (iv) is independently developed by the receiving Party or any of its respective Affiliates after Closing without the use of, or reference to, the disclosing Party’s Confidential Information. For clarity, from and after Closing, the Acquired Assets that consist of Confidential Information shall be the Confidential Information of Spinco.

7.3    Preservation of Records. Each Party agrees that it shall, and shall cause its respective Affiliates to, preserve and keep the records held by it relating to the Programs and the Acquired Assets for a[***] and shall make such records and personnel available to the other Party as may be reasonably required by such other Party in connection with, among other things, any insurance claims by, Legal Proceedings (other than Legal Proceedings between the Parties related to this Agreement, the other Transaction Agreements or the Transactions) or Tax audits against or governmental investigations of Medi LLC or Spinco or any of their respective Affiliates or in order to enable Medi LLC (and its applicable Affiliates) or Spinco to comply with their respective obligations under this Agreement and the other Transaction Agreements and each other agreement, document or instrument contemplated hereby or thereby. Notwithstanding the foregoing, neither Medi LLC nor Spinco shall be required to, or to cause its respective Affiliates to, provide access to or disclose information where such access or disclosure would jeopardize the attorney-client privilege of such Party or its Affiliates or contravene any applicable Law.

7.4    Publicity. Neither Party nor their respective Affiliates shall issue any press release or public announcement concerning this Agreement, the other Transaction Agreements or the Transactions or make any other public disclosure containing the terms of this Agreement without obtaining the prior written approval of the other Party (not to be unreasonably withheld) unless, in the judgment of the disclosing Party, disclosure is otherwise required by applicable Law.

7.5    Employee Matters.

(a)    Transferred Employees. At least [***] prior to the Closing, Spinco delivered, in writing, an offer of employment (on an “at will” basis) to commence employment upon the Closing with Spinco to each AZ Employee, and each such AZ Employee will be required to execute a proprietary information, confidentiality and assignment agreement as a term and condition of their employment with Spinco. Notwithstanding the foregoing, Bing Yao, Jorn Drappa, and Aaron Ren have been offered an employment agreement with a [***] term, and will be required to enter into a restricted covenant agreement with non-competition agreement and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

customer non-solicitation obligations for the period of employment and[***] following termination of employment, and employee non-solicitation obligations for the period of employment and [***] years following termination of employment. AZ Employees who accept such offer on or prior to the Closing Date and commence employment with Spinco upon the Closing are referred to as “Transferred Employees.” Subject to applicable Law, the provisions of this Section 7.5, and the provisions of any employment letters or agreements between Spinco and the applicable Transferred Employee, after the Closing Date, Spinco shall have the right to dismiss any Transferred Employee at any time, with or without cause, and to change the terms and conditions of their employment (including their position and compensation and any employee benefits provided to them).

(b)    Procedure. Pursuant to the “Procedure” provided in section 4 of Revenue Procedure 2004-53, 2004-2 C.B. 320, each of Spinco and Medi LLC (or the applicable member of the AZ Group) shall file a Form W-2 with respect to any Transferred Employees for the calendar year in which the Closing occurs. The AZ Parties and Spinco shall cooperate, and to the extent reasonably requested, provide information to each other in complying with any Law with respect to Taxes, and with respect to the reduction of any withholding Taxes where available.

(c)    Employee Benefits. Transferred Employees shall cease to be covered under the Employee Benefit Plans effective as of Closing.

(d)    COBRA. The AZ Group shall be exclusively responsible for complying with COBRA with respect to its employees (including the Transferred Employees) and their qualified beneficiaries by reason of any such employees’ termination of employment with the AZ Group, and Spinco shall not have any Liability to provide rights under COBRA on account of any such termination of employment.

(e)    Non-Solicitation. From the Closing to the [***] of the Closing Date, Medi LLC and its Affiliates shall not, directly or indirectly, solicit, entice, or attempt to solicit or entice any then-current employee of Spinco to terminate employment with Spinco. This provision shall not be violated by (i) general solicitations or advertisements, including in newspapers, websites and other media, not specifically targeted at employees of Spinco or (ii) soliciting or hiring any former employee of Spinco.

(f)    No Third Party Beneficiary. The provisions of this Section 7.5 are solely for the benefit of the Parties, and no other Person (including any AZ Employee or any beneficiary or dependent thereof) shall be regarded for any purpose as a third party beneficiary of this Agreement, and no provision of this Section 7.5 shall create such rights in any such Person.

7.6    Intentionally Omitted.

7.7    Misallocated Assets. If, following the Closing, any right, property or asset not forming part of the Acquired Assets is found to have been transferred to Spinco in error, either directly or indirectly, Spinco shall (a) transfer at no cost to Medi LLC, such right, property or asset (and any related Liability) as soon as practicable to one or more of Medi LLC and its Affiliates designated by Medi LLC and (b) prior to such transfer, ensure that Spinco shall where permitted

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

by the terms on which it has the right to such asset, hold the asset (or part thereof), and any monies, goods or other benefits arising after the Closing by virtue of it, as agent of and trustee for Medi LLC and its Affiliates and allow Medi LLC and its Affiliates from and after the Closing to have full enjoyment and use of such asset and Medi LLC and its Affiliates shall bear all burdens relating to such asset. If, following the Closing, any right, property or asset forming part of the Acquired Assets is found to have been retained by Medi LLC or any of its Affiliates in error, either directly or indirectly, Medi LLC shall (i) transfer, or shall cause its Affiliates to transfer, at no cost to Spinco, such right, property or asset (and any related Liability) as soon as practicable to Spinco and (ii) prior to such transfer, ensure that Medi LLC or its applicable Affiliate shall where permitted by the terms on which Medi LLC or its applicable Affiliate has the right to such asset, hold the asset (or part thereof), and any monies, goods or other benefits arising after the Closing by virtue of it, as agent of and trustee for Spinco and allow Spinco from and after the Closing to have full enjoyment and use of such asset and Spinco shall bear all burdens relating to such asset. For the avoidance of doubt, the Parties understand and agree that (x) the Excluded Assets are not intended to, and shall not, be transferred to Spinco and Medi LLC or its applicable Affiliate shall retain such rights, properties and assets, and (y) the Acquired Assets are intended to, and shall, be transferred to Spinco and Spinco shall acquire such rights, properties and assets.

7.8    Third Party Agreement Transfer Liability. To the extent Medi LLC or any of its Affiliates incur any out-of-pocket costs or expenses associated with the act of assigning any Assigned Intellectual Property or assigning any Assigned Contracts, in each case to Spinco, Medi LLC shall bear such costs.

7.9    Non-Competition.

(a)    Subject to the terms of this Section 7.9, from the Closing Date until the [***] of the Closing Date (the “Restricted Period”), Medi LLC shall not, and Medi LLC shall cause its Affiliates not to, either itself or with or through any Affiliate or Third Party: (i) initiate or conduct any Clinical Study with respect to any Competing Product, or (ii) market, sell or otherwise commercialize, a Competing Product anywhere in the world (the activities described in the foregoing clauses (i) and (ii) are collectively referred to herein as “Competing Activities”). Notwithstanding expiration of the Restricted Period, Medi LLC shall not, and shall cause its Affiliates not to, either itself or through any Affiliates or Third Party, initiate or conduct any activity that would, had it been undertaken during the Restricted Period, constitute a Competing Activity, with any Product or any compound or molecule derived from the selected, pre-optimized lead antibody, antibody fragment or peptide (as applicable) from which such Product was derived.

(b)    Notwithstanding the covenants set forth above in Section 7.9(a), during the Restricted Period, neither Medi LLC nor any of its Affiliates shall be prohibited from:

(i)    acquiring and continuing to hold any securities of any person to the extent such acquisitions are for passive investment purposes only and do not result in AstraZeneca or any of its Affiliates owning in the aggregate more than [***] of all issued and outstanding capital;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(ii)    acquiring (through merger, stock purchase, purchase of assets or otherwise) ownership of, or any equity interest in (to the extent not otherwise permitted by Section 7.9(b)(i)), and continuing to hold, any business or person engaged in any Competing Activities so long as (A) such Competing Activities accounted for less than [***] of such acquired business’ or person’s consolidated annual revenues during the fiscal year prior to such acquisition being made or (B) to the extent such Competing Activities account for [***] or more of such acquired business’ or person’s consolidated annual revenues during the fiscal year prior to such acquisition being made, within[***] of the closing of such an acquisition, Medi LLC or such Affiliate either divests Competing Activities acquired pursuant to such acquisition or ceases such Competing Activities, in either case such that, following such divestures and cessations, any remaining Competing Activities so acquired in the aggregate accounted for less than [***] of such acquired business’ or person’s consolidated annual revenues during the fiscal year prior to such acquisition being made, during the remainder of the Restricted Period; or

(iii)    undertaking the [***] Collaboration Programs, conducting Clinical Studies (or other Development activities) or marketing, selling or otherwise commercializing [***] Collaboration Products, in each case pursuant to the [***] Collaboration Agreement.

(c)    Nothing in this Section 7.9 shall restrict the activities of any Person (or any of its Affiliates) who engages in a business combination transaction resulting in the acquisition (by merger, tender offer, purchase or otherwise) of any capital stock or assets of AstraZeneca plc and who prior to entering into or commencing such business combination transaction is not an Affiliate of AstraZeneca plc.

(d)    Nothing in this Section 7.9 shall restrict the activities of any Person (or any of its Affiliates) who engages in a business combination transaction with AstraZeneca plc pursuant to which (1) at least [***] of any consideration paid to the stockholders of AstraZeneca plc and/or such person, as applicable, as a result of such transaction, consists of common equity of the resulting parent company, and (2) the market capitalization of the resulting parent entity immediately following the consummation of such business combination is at least [***] of the market capitalization of AstraZeneca plc prior to the public announcement of such business combination (with such market capitalization of AstraZeneca plc being determined by reference to the average trading price over the last [***] where AstraZeneca plc’s stock price was unaffected as a result of such possible business combination).

(e)    Nothing in this Section 7.9 shall restrict the activities of any acquired business or person described in Section 7.9(b)(ii).

(f)    For clarity, nothing in this Agreement or any Transaction Agreement shall prevent or restrict Medi LLC or any of its Affiliates from Developing, commercializing or otherwise exploiting (i) [***] in any disease area, (ii) any medicinal product (other than with respect to Products as expressly transferred hereunder) for the treatment, prevention or diagnosis of any diseases in the therapeutic areas of oncological, [***], or (iii) [***] (or any other Licensed Product as defined in the [***] License Term Sheet) in accordance with this Agreement and/or the [***] License Agreement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(g)    Notwithstanding anything herein to the contrary, it is understood and agreed that the remedy of indemnity payments pursuant to Article IX and other remedies at law would be inadequate in the case of any breach of the covenants contained in Section 7.9(a). Spinco shall be entitled to seek equitable relief, including the remedy of specific performance, with respect to any breach or attempted breach of such covenants. If a final and non-appealable judicial determination is made that any provision of Section 7.9(a) constitutes an unreasonable or otherwise unenforceable restriction with respect to any particular jurisdiction, the provisions of Section 7.9(a) will not be rendered void but will be deemed to be modified solely with respect to the applicable jurisdiction to the minimum extent necessary to remain in force and effect for the greatest period and to the greatest extent that such court determines constitutes a reasonable restriction under the circumstances.

7.10    Certain Cellective Agreements.

(a)    Cellective Agreements. Reference is made to (i) the Agreement and Plan of Merger, dated as of September 13, 2005 (the “Cellective Merger Agreement”), by and among (A) MedImmune, Inc., a Delaware corporation (“MedImmune, Inc.”) and predecessor in interest to Medi LLC, (B) Trifecta Merger Sub, Inc., (C) Cellective Therapeutics, Inc. (which was subsequently merged into MedImmune, Inc., which subsequently converted into Medi LLC), and (D) Garheng Kong, as the “Representative” of the stockholders of Cellective Therapeutics, Inc. (the “Cellective Representative”), and (ii) the Consulting Agreement, dated as of November 1, 2005 (the “Tedder Consulting Agreement”), by and between MedImmune, Inc. and Thomas F. Tedder, Ph.D. (“Tedder”).

(b)    Cellective Merger Agreement.

(i)    Spinco shall assume responsibility for and shall pay to the Cellective Representative (or, if applicable, to reimburse Medi LLC if Medi LLC has made a payment to the Cellective Representative after the Closing Date that, in accordance herewith, is the responsibility of Spinco), or (if directed in writing by Medi LLC) to Medi LLC for further payment to the Cellective Representative, in any case within [***] after the successful completion or achievement of any Development Milestone (as defined in Exhibit B of the Cellective Merger Agreement (the “Cellective Milestone Terms”)) by Spinco, its Affiliates or sublicensees with respect to [***] or any other Cellective CD19 Product, an amount equal to the corresponding one-time, non-refundable Milestone Payment (as defined in the Cellective Merger Agreement) payable by MedImmune, LLC on such successful completion or achievement in accordance with Article 2 of the Cellective Merger Agreement (subject to the terms of Sections 2 and 4 of the Cellective Milestone Terms).

(ii)    Spinco shall assume responsibility for and shall pay to the Cellective Representative (or, if applicable, to reimburse Medi LLC if Medi LLC has made a payment to the Cellective Representative after the Closing Date that, in accordance herewith, is the responsibility of Spinco), or (if directed in writing by Medi LLC) to Medi LLC for further payment to the Cellective Representative, in any case within [***] after the first fiscal quarter in which the Net Sales (as defined in Section 1.7 of the Cellective Milestone Terms) of Cellective CD19 Products by Spinco, its Affiliates and sublicensees achieved the Sales

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Milestone (as defined in Section 3 of the Cellective Milestone Terms) if Cellective CD19 Products are the first Product thereunder to achieve such Sales Milestone, an amount equal to the one-time, non-refundable Milestone Payment of [***] payable by Medi LLC in accordance with Article 2 of the Cellective Merger Agreement (subject to the terms of Sections 3 and 4 of the Cellective Milestone Terms).

(iii)    Without prejudice to any other provision hereof, Spinco shall (A) be responsible for discharging Medi LLC’s diligence obligations set forth in Exhibit C of the Cellective Merger Agreement (the “Cellective Diligence Terms”) with respect to Cellective CD19 Products, and shall use such efforts to, and shall be required to, Develop and Commercialize (as each such term is defined in the Cellective Diligence Terms) one Cellective CD19 Product, in accordance with the Cellective Diligence Terms; and (B) shall keep records with respect to the Development and Commercialization of Cellective CD19 Products and provide to Medi LLC (for disclosure to the Cellective Representative), or (if directed in writing by Medi LLC) to the Cellective Representative, within [***] of the end of each calendar year, an annual report of such activities that satisfies the requirements of Section 5 of the Cellective Milestone Terms.

(c)    Tedder Consulting Agreement. Spinco shall assume responsibility for and shall pay to the Consultant (as defined in the Tedder Consulting Agreement) (or, if applicable, to reimburse Medi LLC if Medi LLC has made a payment to the Consultant after the Closing Date that, in accordance herewith, is the responsibility of Spinco), or (if directed in writing by Medi LLC) to Medi LLC for further payment to Consultant, in any case within [***] after such payment to Consultant is due under Section 2(c) of the Tedder Consulting Agreement, an amount equal to the applicable milestone payment due with respect to a Cellective CD19 Product under Section 2(c) of the Tedder Consulting Agreement.

(d)    Release Efforts. If requested by Medi LLC following the Closing, Spinco shall cooperate with Medi LLC and shall use commercially reasonable efforts to cause Medi LLC and its Affiliates to be released from, and to have Spinco substituted for Medi LLC and its Affiliates as an obligor with respect to, the obligations of Medi LLC and its Affiliates to pay to the Cellective Representative and/or the Consultant any amounts due to such Person under the Cellective Merger Agreement or the Tedder Consulting Agreement with respect to Development Milestones or Sales Milestones under the Cellective Merger Agreement or milestone payments under Section 2(c) of the Tedder Consulting Agreement with respect to Cellective CD19 Products, and the related diligence and reporting obligations under the Cellective Merger Agreement. Pending such release, Spinco shall notify Medi LLC of the successful completion or achievement of any Development Milestone or Sales Milestone (each as defined in the Cellective Merger Agreement) or event triggering a payment under the Tedder Consulting Agreement, in each case within [***] of such occurrence.

7.11    Certain other MEDI-551 Agreements.

(a)    MEDI-551 License Agreements. Reference is made to (i) the License Agreement dated September 21, 2004, as amended by a letter dated September 9, 2005 (collectively the “Duke License Agreement”), between Duke University (“Duke”) and Cellective Therapeutics, Inc. (now

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Medi LLC); and (ii) the Exclusive License Agreement, dated September 21, 2004, as amended by letter dated September 8, 2005 (collectively, the “DFCI License Agreement”) between Dana-Farber Cancer Institute, Inc. (“DFCI”) and Cellective Therapeutics, Inc. (now Medi LLC).

(b)    Medi LLC and Spinco acknowledge that assignment of the Duke License Agreement requires the consent of Duke and assignment of the DFCI License Agreement requires the consent of DFCI, in each case not to be unreasonably withheld. Medi LLC and Spinco shall use all commercially reasonable efforts to obtain such consents promptly, and upon obtaining such consents the Duke License Agreement or the DFCI License Agreement (as applicable) shall be deemed to be an Assigned Contract and added to Schedule 2.1(b)(iii). Pending assignment to Spinco:

(i)    Spinco shall not undertake any activity that would require a sublicense under the applicable agreement and Medi LLC or its applicable Affiliate shall continue to perform such activities in accordance with the Clinical Supply Agreement, the Transition Services Agreement or the Development Services Agreement (as applicable) at Spinco’s cost as provided for in such agreements;

(ii)    Spinco shall take or cause to be taken, at its expense, such actions as Medi LLC may reasonably require to enable Medi LLC to comply with the Duke License Agreement and the DFCI License Agreement in so far as they relate to CD-19 Products;

(iii)    Spinco shall assume responsibility for and shall pay to Duke (or, if applicable, to reimburse Medi LLC if Medi LLC has previously made the applicable payment to Duke), or (if directed in writing by Medi LLC) to Medi LLC for further payment to Duke, all amounts that are paid or payable pursuant to Section 3.01(c)(iii) of the Duke License Agreement with respect to the exploitation of [***] in any case within [***] after first achievement of each milestone and otherwise in accordance with Article 3 of the Duke License Agreement; and

(iv)    if and to the extent that the supply of products or services to Spinco under any Transaction Agreement triggers an obligation to pay any sum to Duke under the Duke License Agreement or to DFCI under the DFCI License Agreement, as between the Parties, Spinco shall be responsible for such cost and an amount equal to the amount paid or payable to Duke or DFCI (as applicable) shall be added to the fee payable to Medi LLC by Spinco with respect to such supply.

(c)    If the Duke License Agreement or the DFCI License Agreement (as applicable) has not been assigned to Spinco by May 31, 2018 or such later date as the Parties may agree, Medi LLC shall grant Spinco a sublicense under the Duke License Agreement or DFCI License Agreement (as applicable) to exploit CD-19 Products. As between Medi LLC and Spinco, Spinco shall assume all responsibilities under the Duke License Agreement or the DFCI License Agreement (as applicable) with respect to CD-19 Products and such sublicense shall include such terms as are necessary to ensure that Medi LLC can comply with its obligations under such license. Without limitation of the foregoing, such sublicense shall be subject and subordinate to the terms and conditions of the Duke License Agreement or the DFCI License Agreement (as applicable) and shall be effective solely to the extent permitted under the terms and conditions of such agreement. Without limitation of the foregoing, as

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

between Medi LLC and Spinco, Spinco shall be responsible for any and all payments and reports under the Duke License Agreement or the DFCI License Agreement (as applicable) relating to the exploitation of CD-19 Products and shall pay to Duke or DFCI (or, if applicable, to reimburse Medi LLC if Medi LLC has previously made the applicable payment to Duke or DFCI), or (if directed in writing by Medi LLC) to Medi LLC for further payment to Duke or DFCI, an amount that is equal to the amount that is paid or payable by Medi LLC under such agreement with respect to exploitation of CD-19 Products by Spinco, its Affiliates or sublicensees (and provide any associated report) not less than [***] prior to the due date for payment by Medi LLC and otherwise in accordance with the Duke License Agreement or the DFCI License Agreement (as applicable). The Parties acknowledge that if Medi LLC grants Spinco a sublicense under this Section 7.11(c), Spinco will not have the right to grant any further sublicense without the prior written consent of Duke or DFCI, as applicable and that the sublicense agreement will provide that, in the event Spinco desires to grant a further sublicense under the Duke License Agreement or the DFCI License Agreement to an Affiliate or a Third Party licensed by Spinco under Patents and Know-How owned by Spinco to exploit CD-19 Products, Spinco shall be able to make a written request to Medi LLC and Medi LLC shall agree, to the extent permissible and subject to appropriate protections for Medi LLC, to promptly grant a direct sublicense to such Affiliate or Third Party in a separate sublicense agreement, on substantially similar terms and conditions as the sublicense agreement between Spinco and Medi LLC taking into account the scope of the license granted to such Affiliate or Third Party by Spinco. MedImmune LLC shall not be required to grant any sublicense that would be prohibited under Section 11.10 and no sublicense to an Affiliate or a Third Party shall relieve Spinco of its obligations hereunder.

7.12    MEDI1116 License Agreement.

(a)    Reference is made to the terms set forth on Schedule 7.12 (the “[***] License Term Sheet”) for a license agreement (the [***] License Agreement”) to be negotiated between Medi LLC and Spinco following the Closing, pursuant to which, among other things, Spinco will license to Medi LLC the Licensed Technology (as defined in the [***] License Term Sheet) to exploit Licensed Products (as defined in the [***] License Term Sheet).

(b)    Following the Closing, the Parties shall negotiate in good faith the terms of the definitive [***] License Agreement containing terms that are described in, or are otherwise consistent with, the terms set forth in the [***] License Term Sheet and other customary terms consistent therewith. The Parties shall enter into the[***] License Agreement as promptly as practicable following the Closing and in any event within [***] of the Closing. Medi LLC and its counsel shall prepare the initial draft of the [***] License Agreement.

(c)    From the Closing Date to the date that the Parties execute and deliver the [***] License Agreement, Spinco hereby grants to Medi LLC an exclusive license in the Territory, with the right to grant sublicenses through multiple tiers, to and under the Assigned Intellectual Property to research, develop, make, have made, use, sell, offer to sell, import, and otherwise exploit Licensed Products intended for use in the [***] (as defined in the [***] License Term Sheet);

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(d)    Notwithstanding Section 2.1(b), Medi LLC shall be entitled to retain and use: (i) copies of existing Know-How relating to the Licensed Product, and (ii) [***], in each case, for the purposes described in clause (c) above and when entered into, the [***] License Agreement.

7.13    [***] Consent. Notwithstanding the execution of the Services Agreement, at any time after the date that is [***] following the Closing Date, but not more frequently than once in any [***] period, upon Spinco’s written request, the AZ Parties shall, for a [***] period following such request, reengage in discussions and negotiations with [***] and use commercially reasonable efforts to obtain [***] consent to a full assignment and novation to Spinco of the portion of the [***] Collaboration Agreement relating to the [***] [***] Collaboration Programs (the “[***] Novation Consent”); provided, that, in no event shall such efforts require the AZ Parties to make any payments of cash (except to the extent Spinco consents to reimburse the AZ Parties for [***] of such amounts), assets or other property to [***], commence any litigation, arbitration or other action, or to waive or modify the terms of any agreements by and among [***] and any of its Affiliates on the one hand, and any of the AZ Parties or any of their Affiliates on the other hand, except any modification to the [***] Collaboration Agreement that is required solely to address changes needed to effectuate the [***] Novation Consent. Notwithstanding anything to the contrary set forth above, the AZ Parties’ obligation to seek the [***] Novation Consent pursuant to the foregoing provisions of this Section 7.13 shall expire and be of no further force and effect as of the third anniversary of the Closing Date. Notwithstanding the foregoing, (a) without the AZ Parties’ prior written consent, Spinco shall not contact, engage in discussions or initiate negotiations with [***] regarding the [***] Novation Consent at any time prior to the third anniversary of the Closing Date, and (b) following the [***] of the Closing Date and without obtaining the AZ Parties’ prior written consent, Spinco shall have the right to contact, engage in discussions and negotiations with [***] regarding the [***] Novation Consent at any time; provided, that (i) Spinco shall notify the AZ Parties and keep the AZ Parties informed of the status of any such discussions and negotiations and (ii) any resulting agreement will be subject to the AZ Parties’ approval, which shall not be unreasonably withheld, conditioned or delayed.

ARTICLE VIII

CONDITIONS TO CLOSING

8.1    Conditions Precedent to Obligation of the Parties. The respective obligation of each Party to consummate the Transactions is subject to the satisfaction or waiver, in writing, on or prior to the Closing Date of the following conditions:

(a)    no Law shall have been enacted, entered, promulgated and remain in effect that prohibits or makes illegal the consummation of the Transactions; and

(b)    there shall not be in effect any Order by a Governmental Authority of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the Transactions; provided that, prior to asserting the failure of this condition, the Parties shall have used their reasonable best efforts to have such Order vacated.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

8.2    Conditions Precedent to Obligation of Spinco. The obligation of Spinco to consummate the Transactions is further subject to the satisfaction or waiver, in writing, on or prior to the Closing Date of the following conditions:

(a)    (i) each of the representations and warranties of the AZ Parties set forth in Article IV which are qualified by a “Material Adverse Effect” or other “materiality” qualification shall be true and correct in all respects as so qualified at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date and (ii) each of the representations and warranties of the AZ Parties set forth in Article IV which are not qualified by a “Material Adverse Effect” or other “materiality” qualification shall be true and correct in all material respects at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date; provided, however, that, with respect to clauses (i) and (ii) of this Section 8.2(a), representations and warranties that are made as of a particular date or period shall be true and correct (in the manner set forth in clauses (i) or (ii) of this Section 8.2(a), as applicable), only as of such date or period. Spinco shall have received a certificate signed by an authorized executive officer of each of the AZ Parties, dated the Closing Date, to the foregoing effect;

(b)    The AZ Parties shall have performed and complied in all material respects with all covenants, obligations and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date, and Spinco shall have received a certificate signed by an authorized executive officer of each of the AZ Parties, dated the Closing Date, to the foregoing effect;

(c)    the transactions contemplated by the Securities Purchase Agreement shall have been consummated in accordance with the terms thereof; and

(d)    The AZ Parties shall have delivered (or caused to be delivered) to Spinco each of the certificates, documents, instruments and other items required to be delivered by it pursuant to Section 3.2.

8.3    Conditions Precedent to Obligation of the AZ Parties. The obligation of the AZ Parties to consummate the Transactions is further subject to the satisfaction or waiver, in writing, on or prior to the Closing Date of the following conditions:

(a)    Spinco shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date, and the AZ Parties shall have received a certificate signed by an authorized executive officer of Spinco, dated the Closing Date, to the foregoing effect;

(b)    the transactions contemplated by the Securities Purchase Agreement shall have been consummated in accordance with the terms thereof; and

(c)    Spinco shall have delivered (or caused to have been delivered) to AZ each of the certificates, documents, instruments and other items required to be delivered by it pursuant to Section 3.3.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

8.4    Frustration of Closing Conditions. No Party may rely, either as a basis for not consummating the Transactions or for terminating this Agreement and abandoning the Transactions, on the failure of any condition set forth in Section 8.1, 8.2, or 8.3, as the case may be, to be satisfied if such failure was caused by such Party’s breach of any provision of this Agreement (including Section 7.1).

ARTICLE IX

INDEMNIFICATION

9.1    Survival. The representations and warranties of the Parties contained in this Agreement shall survive until the [***] anniversary of the Closing Date, except for Fundamental Representations, which shall survive until the [***] anniversary of the Closing Date and except for the representations and warranties in Article IV as they relate to the Assigned Intellectual Property and Licensed Intellectual Property, which shall survive until the [***] anniversary of the Closing Date (such applicable time period, the “Survival Period”); provided, further, that any obligations under Section 9.2 or Section 9.3 shall not terminate with respect to any claims as to which the Person to be indemnified pursuant to this Article IX (the “Indemnified Party”) shall have (in good faith) given written notice to the indemnifying party pursuant to this Article IX (the “Indemnifying Party”) before termination of the applicable Survival Period. Unless otherwise expressly provided in this Agreement, all of the covenants and obligations of the Parties contained in this Agreement shall survive the Closing in accordance with their respective terms; provided, however, that, with respect to covenants and obligations to be performed in whole or in part prior to the Closing, claims in respect of the breach thereof may not be made after the [***] anniversary of the Closing Date.

9.2    Indemnification by the AZ Parties. From and after the Closing Date and subject to the provisions of this Article IX, Medi LLC shall reimburse, defend, indemnify and hold Spinco and its directors, officers, employees, Affiliates (other than the AZ Parties and their Affiliates), agents, attorneys, Representatives, successors and permitted assigns (collectively, the “Spinco Indemnified Parties”) harmless from and against any and all Losses incurred, resulting or arising from or relating to:

(a)    any inaccuracy or breach of any of the representations or warranties made by any AZ Party in this Agreement or in any certificate delivered by or on behalf of any AZ Party hereunder;

(b)    any breach of or failure to perform any covenant or agreement made by any AZ Party in this Agreement; and

(c)    any other Excluded Asset or Excluded Liability.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

9.3    Indemnification by Spinco. From and after the Closing Date and subject to the provisions of this Article IX, Spinco shall reimburse, defend, indemnify and hold each of the AZ Parties and their respective directors, officers, employees, Affiliates, agents, attorneys, Representatives, successors and permitted assigns (the “AZ Indemnified Parties”) harmless from and against any and all Losses incurred, resulting or arising from or relating to:

(a)    any breach of or failure to perform any covenant or agreement made by Spinco in this Agreement; and

(b)    the ownership and operation of the Acquired Assets from and after the Closing, and the Assumed Liabilities, except notwithstanding anything to the contrary herein, (i) to the extent due to the breach by any AZ Party of this Agreement and the other Transaction Agreements, including the representations and warranties set forth herein before or after the Survival Period and, in any such case, only to the extent expressly set forth therein; (ii) to the extent such AZ Indemnified Party is entitled to indemnification for such Loss under another Transaction Agreement, in which case the indemnification obligations of such other Transaction Agreement shall control and the AZ Indemnified Party shall not be entitled to indemnification under this Section 9.3 for any such Loss, and (iii) Losses subject to this Section 9.3(b) shall not include any Loss incurred by an AZ Indemnified Party in their capacity as a counterparty to a contract with Spinco (except this Agreement) or as an owner of capital interests of Spinco.

9.4    Indemnification Procedures.

(a)    A claim for indemnification for any matter not involving a Third Party Claim may be asserted by prompt written notice to the Indemnifying Party, including, to the extent known, the amount of the claim or an estimate thereof, to such Indemnifying Party; provided that the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any indemnification obligation hereunder unless (and then solely to the extent that) the Indemnifying Party is materially prejudiced as a result of such failure.

(b)    In the event that any Legal Proceedings shall be instituted, or that any claim or demand shall be asserted or threatened in writing, by any Person not party to this Agreement in respect of which an Indemnification Claim may be made under this Agreement (a “Third Party Claim”), the Indemnified Party shall promptly cause written notice of the assertion or written threat of any Third Party Claim of which it has knowledge that is or may be covered by this indemnity to be delivered to the Indemnifying Party; provided that the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any indemnification obligation hereunder unless (and then solely to the extent that) the Indemnifying Party is materially prejudiced as a result of such failure. The Indemnifying Party shall have the right, at its sole option and expense, to be represented by counsel of its choice, which must be reasonably satisfactory to the Indemnified Party, and (other than in the case of a claim by a Governmental Authority) to defend against, negotiate, settle or otherwise address any Third Party Claim. If the Indemnifying Party elects to defend against, negotiate, settle or otherwise address any Third Party Claim, it shall within [***] (or sooner, to the extent that the nature of the Third Party Claim so requires) (the “Dispute Period”) notify the Indemnified Party of its intent to do so. If the Indemnifying Party does not elect within the Dispute Period to defend against, negotiate, settle or otherwise address any Third Party Claim or fails to notify the Indemnified Party of its election during the Dispute Period, the Indemnified Party shall have the right, but not the obligation, to defend against such Third Party Claim; provided that the Indemnifying Party may nonetheless participate in the defense of such Third Party Claim (but not control or make decisions related thereto) with its own counsel and at its own expense.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(c)    If the Indemnifying Party elects to defend against, negotiate, settle or otherwise address any Third Party Claim, the Indemnifying Party shall (i) conduct the defense of such Third Party Claim with reasonable diligence and keep the Indemnified Party reasonably informed of material developments in the Third Party Claim at all stages thereof; (ii) promptly submit to the Indemnified Party copies of all pleadings, responsive pleadings, motions and other similar legal documents and papers received or filed in connection therewith; (iii) permit the Indemnified Party and its counsel to confer on the conduct of the defense thereof; and (iv) permit the Indemnified Party and its counsel an opportunity to review all legal papers to be submitted prior to their submission (to the extent practical). If the Indemnifying Party has assumed the defense of a Third Party Claim, the Indemnified Party may participate, at its own expense, in the defense of such Third Party Claim; provided, however, that such Indemnified Party shall be entitled to participate in any such defense with separate counsel at the reasonable expense of the Indemnifying Party if, (x) so requested in writing by the Indemnifying Party to participate or (y) in the reasonable opinion of counsel to the Indemnified Party, a conflict exists or a potential conflict is likely to exist between the Indemnified Party and the Indemnifying Party that would make such separate representation advisable; and provided, further, that the Indemnifying Party shall not be required to pay for more than one such counsel for (plus any appropriate local counsel) all indemnified parties in connection with any Third Party Claim. Except as expressly provided in the immediately preceding sentence, if the Indemnifying Party has assumed the defense of a Third Party Claim, the Indemnifying Party shall not be liable to any Indemnified Party for any legal expenses incurred subsequent to such assumption by the Indemnifying Party in connection with the defense thereof.

(d)    The Parties agree to provide reasonable access to each other Party to such documents and information as may reasonably be requested in connection with the defense, negotiation or settlement of any such Third Party Claim. The Indemnified Party shall have the right to negotiate, compromise and settle any Third Party Claim for which the Indemnifying Party may have any Liability under this Agreement but only with the prior written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed). The Indemnifying Party may not enter into any compromise or settlement of, or cease to defend against, a Third Party Claim unless the Indemnifying Party (i) has assumed the defense of such claim pursuant to this Section 9.4 and (ii) has received the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing, the Indemnifying Party may enter into any compromise or settlement of any Third Party Claim, or cease to defend against any Third Party Claim, if (x) pursuant to or as a result of such compromise or settlement, (A) injunctive or other equitable relief would not be imposed against the Indemnified Party, (B) each claimant or plaintiff in such Third Party Claim has given to the Indemnified Party an unconditional release from all Liability with respect to such Third Party Claim, (C) a finding or admission of a violation of Law would not be made against the Indemnified Party, or (D) the Indemnified Party would not have a monetary Liability that will not be paid or reimbursed by the Indemnifying Party; (y) such Third Party Claim would not reasonably be expected to have a material impact on the ongoing business of the Indemnified Party; or (z) such Third Party Claim is not brought by a Governmental Authority.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(e)    After any final non-appealable decision, judgment or award shall have been rendered by a Governmental Authority of competent jurisdiction and the expiration of the time in which to appeal therefrom, or a settlement or arbitration shall have been consummated, or the Indemnified Party and the Indemnifying Party shall have arrived at a mutually binding agreement with respect to an Indemnification Claim hereunder, the Indemnified Party shall forward to the Indemnifying Party notice of any sums due and owing by the Indemnifying Party pursuant to this Agreement with respect to such matter and the Indemnifying Party shall make prompt payment thereof by wire transfer in immediately available funds within [***] after the date of such notice or, if applicable, pursuant to the terms of the agreement reached with respect to the Indemnification Claim.

9.5    Limitations on Indemnified Costs.

(a)    Notwithstanding anything to the contrary in this Agreement, with the exception of a breach of any Fundamental Representation, intentional fraud and willful misconduct, no Indemnifying Party shall have any Liability for any Loss under Section 9.2(a) or Section 9.3(a), as applicable, (i) unless such Loss (or series of related Losses) equals or exceeds[***] (the “De Minimis Amount”), [***] pursuant to the immediately following clause (ii); and (ii) unless the aggregate amount of all Losses incurred by the Spinco Indemnified Parties under Section 9.2(a) or the AZ Indemnified Parties under Section 9.3(a), as applicable, exceeds [***] (the “Basket”), [***].

(b)    Subject to Section 9.5(a), notwithstanding anything to the contrary in this Agreement, Medi LLC’s maximum aggregate Liability to the Spinco Indemnified Parties for any Loss under Section 9.2(a) (other than in connection with any inaccuracy or breach of any Fundamental Representation) shall not exceed [***].

(c)    In no event shall any Indemnifying Party have Liability to any Indemnified Party for any consequential, special, incidental, indirect, punitive or exemplary damages, except, in each case of the foregoing damages, to the extent any of the foregoing are payable to a Third Party pursuant to a Third Party Claim or arise as a result of fraud or willful misconduct by the Indemnifying Party. No Indemnified Party shall be entitled to recover from an Indemnifying Party more than once in respect of Losses resulting from a single or series of related claims (whether under this Agreement or any other Transaction Agreement). Any Liability for indemnification hereunder shall be determined without duplication of recovery by reason of state of facts giving rise to such Liability constituting a breach of more than one representation, warranty, covenant or agreement.

(d)    The amount of any and all Losses under this Article IX shall be determined net of (i) any Tax benefit actually realized by the applicable Indemnified Parties in the form of Tax refunds received or a reduction of Taxes otherwise owed in the taxable year of such Losses, and (ii) any insurance proceeds actually received by the applicable Indemnified Parties in connection with the facts giving rise to the right of indemnification (net of any costs of recovery, deductibles or increased premiums as a result of paying such insurance claims), it being agreed that if third

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

party insurance or indemnification proceeds in respect of such facts are recovered by the Indemnified Party subsequent to the Indemnifying Party’s making of an indemnification payment in satisfaction of its applicable indemnification obligation, such proceeds shall be promptly remitted to the Indemnifying Party to the extent of the indemnification payment made. The Parties shall make reasonable efforts to mitigate any Losses subject to an Indemnification Claim. Upon making any payment to an Indemnified Party for any Indemnification Claim pursuant to this Article IX, the Indemnifying Party shall be subrogated, to the extent of such payment, to any and all rights that the Indemnified Party may have against any Third Parties with respect to the subject matter underlying such Indemnification Claim, and the Indemnified Party shall assign any and all such rights to the Indemnifying Party.

(e)    Notwithstanding anything to the contrary set forth herein, any amounts paid, or out-of-pocket costs incurred by, Medi LLC pursuant to this Article IX shall be allocated among the AZ Parties in the same proportion as the Purchase Price is being allocated among the AZ Parties pursuant to Section 1.1 and Medi Ltd and AZCV shall promptly reimburse Medi LLC accordingly.

9.6    Exclusive Remedy. Following the Closing Date, the sole and exclusive remedy of any Indemnified Parties for any Losses (including any Losses from claims for breach of contract, warranty, tortious conduct (including negligence) or otherwise and whether predicated on common Law, statute, strict liability or otherwise) that each Party may at any time suffer or incur, or become subject to, as a result of, or in connection with this Agreement (which, for the avoidance of doubt, does not include the other Transaction Agreements), including any inaccuracy or breach of any representation and warranty contained in this Agreement by any Party, or any failure by any Party to perform or comply with any covenant or agreement that, by its terms, was to have been performed, or complied with, under this Agreement, shall be indemnification in accordance with this Article IX, except with respect to any claim based on intentional fraud or willful misconduct or claims for specific performance pursuant to Section 11.8, injunction or other equitable relief.

ARTICLE X

TAX MATTERS

10.1    Tax Matters; Cooperation. Each Party shall cooperate fully, as and to the extent reasonably requested by the other Party, in connection with the filing of Tax Returns and any audit or other Legal Proceeding with respect to Taxes attributable to the Acquired Assets. Such cooperation shall include the retention and (upon any other Party’s request) the provision of records and information that are reasonably relevant to any such audit or other Legal Proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. In addition to the provisions in Section 7.3 relating to preservation of records, each Party agrees, upon reasonable request, to use their commercially reasonable efforts to obtain any certificate or other document from any Governmental Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including with respect to the Transactions).

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

10.2    Transfer Taxes. The AZ Parties shall be responsible for any Transfer Taxes in connection with the sale and purchase of the Acquired Assets, regardless of the Person liable for such Transfer Taxes under applicable Law, and the Parties shall work together to timely file or caused to be filed all necessary documents (including all Tax Returns) with respect to such Transfer Taxes.

10.3    Purchase Price Allocation.

(a)    The Purchase Price (plus the Assumed Liabilities and any liabilities for payments that become due and payable under any Retained Contracts to the extent properly taken into account pursuant to applicable Tax Law) shall be allocated among the Acquired Assets as set forth on Schedule 10.3 (the “Purchase Price Allocation”).

(b)    The Parties agree to act in accordance with the Purchase Price Allocation, as adjusted, if applicable, in any tax return, including any forms or reports required to be filed pursuant to applicable Tax Law. The Parties shall cooperate in the preparation of any tax returns and file such forms as required by applicable Law.

10.4    Withholding Taxes. Spinco shall make any payment pursuant to this Agreement, the MRC Payment Agreements or any Sublicense Agreement (and, if applicable, any sublicense entered into pursuant to Section 7.11(c)) with respect to any payment obligation under any of the Cellective Merger Agreement, the Tedder Consulting Agreement, and the In-License Agreements (collectively, the “Retained Contracts”) free and clear of any withholding or deduction on account of Taxes, unless otherwise required by applicable Law. To the extent that any such Tax is deducted or withheld, such amount shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made; provided, that, to the extent required by applicable Law, Spinco shall pay an additional amount, if any, as is required under each of the Duke License Agreement and the DFCI License Agreement as each such agreement exists as of the date hereof to be made to ensure that the applicable payee receives the amount to which it is entitled thereunder in case that withholding Tax applies. Notwithstanding the foregoing, Medi LLC shall cooperate with Spinco and shall use commercially reasonable efforts to cause the applicable payee to cooperate with Spinco to reduce or eliminate any withholding to the extent that such payee is entitled under an applicable Tax treaty to a reduction or exemption from applicable withholding Tax. Such cooperation shall include causing such payee to deliver any applicable Tax forms to Spinco or the relevant Governmental Authority (including Internal Revenue Service withholding certificates on forms W-8 or W-9, as applicable), as applicable, required for a reduction or elimination of withholding Tax. Spinco shall pay over any amounts withheld by Spinco pursuant to this Section 10.4 to the applicable Governmental Authority and furnish proof of such remittance, to the extent and at the time required under the Retained Contracts as they exist as of the date hereof, to the applicable payee. Spinco shall comply, and Medi LLC shall use reasonable efforts to cause the applicable payee to comply, with any applicable requirements and obligations under the Retained Contracts.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

ARTICLE XI

MISCELLANEOUS

11.1    Expenses. Except as specifically provided to the contrary in this Agreement or in the Securities Purchase Agreement, all costs and expenses incurred in connection with the negotiation and execution of this Agreement, the Securities Purchase Agreement and the other transaction documents referenced herein and therein, and consummation of the Transactions (including in connection with the formation of Spinco) shall be paid by the Party incurring such costs and expenses, whether or not the Transactions are consummated; provided that, at the Closing, Spinco shall pay or reimburse Medi LLC for, such out of pocket costs and expenses actually incurred by Medi LLC and its Affiliates, up to a maximum of [***] in the aggregate.

11.2    Governing Law. This Agreement and all disputes controversies or claims relating to, arising out of or under or in connection with this Agreement, the other Transaction Agreements and the Transactions, including the negotiation, execution and performance hereunder, shall be governed by, and construed in accordance with, the Laws of the State of New York, regardless of the Laws that might otherwise govern under applicable principles of choice of Law or conflicts of Law rules or provisions thereof to the extent they would result in the application of the Laws of another jurisdiction.

11.3    Dispute Resolutions. The Parties agree to unconditionally and irrevocably submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in New York County or, if such court does not have subject matter jurisdiction, then the Commercial Division, Civil Branch of the Supreme Court of the State of New York sitting in New York County and any appellate court from any thereof, for the resolution of any such claim or dispute. The Parties hereby irrevocably waive, to the fullest extent permitted by applicable Law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the Parties agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each of the Parties hereby consents to process being served by any Party in any suit, action or proceeding by delivery of a copy thereof in accordance with the provisions of Section 11.6.

11.4    Entire Agreement. This Agreement and the other Transaction Agreements (including all Exhibits and Schedules hereto and thereto) and other documents and instruments delivered pursuant hereto or thereto constitute the entire agreement and supersede all prior representations, agreements, understandings and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof and thereof, and no Party is relying on any prior oral or written representations, agreements, understandings or undertakings with respect to the subject matter hereof and thereof.

11.5    Amendments and Waivers. This Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the Party against whom enforcement of any such amendment, supplement, modification or waiver is sought. No action taken pursuant to this

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Agreement, including, any investigation by or on behalf of any Party, shall be deemed to constitute a waiver by the Party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

11.6    Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by nationally recognized overnight courier or by registered or certified mail, postage prepaid, return receipt requested, or by facsimile or email, as follows:

If to the AZ Parties, to:

MedImmune, LLC

950 Wind River Lane

Gaithersburg, MD 20878

Attention: General Counsel

MedImmune Limited

1 Francis Crick Avenue

Cambridge Biomedical Campus

Cambridge

CB2 0AA

Attention: Deputy General Counsel, Corporate

AstraZeneca Collaboration Ventures, LLC

c/o AstraZeneca Pharmaceuticals LP

1800 Concord Pike

Wilmington, DE 19850-5437

Attention: General Counsel

With a copy (which shall not constitute notice) to:

[***]

[***]

[***]

[***]

[***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

If to Spinco, to:

Viela Bio, Inc.

1 Medimmune Way

Gaithersburg, MD 20878

Attention: Bing Yao

With a copy (which shall not constitute notice) to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

701 Pennsylvania Ave., NW, Suite 900

Washington, DC 20004

Attention: Christopher Jeffers

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. All such notices and other communications required or permitted by this Agreement shall be deemed to have been duly given (a) if sent to a recipient at the proper address as determined pursuant to this Section 11.6, by registered or certified mail, return receipt requested, five calendar days after being deposited in the United States mail, postage prepaid; (b) if sent by Express Mail, Federal Express or similar reputable overnight delivery service that maintains records of receipt for next Business Day delivery, the next Business Day after being entrusted to such service, with delivery charges prepaid or charged to the sender’s account; (c) if sent by facsimile transmission or email, on the date of transmission with electronic confirmation of transmission; and (d) if delivered by hand, on the date of delivery.

11.7    Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any applicable Law or public policy, all other terms or provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the Transactions are consummated as originally contemplated to the greatest extent possible. Except as otherwise expressly provided for in this Agreement, nothing contained in any representation or warranty, or the fact that any representation or warranty may or may not be more specific than any other representation or warranty, shall in any way limit or restrict the scope, applicability or meaning of any other representation or warranty contained in this Agreement.

11.8    Specific Performance. Each of the AZ Parties on the one hand and Spinco on the other hand acknowledges and agrees that any breach of this Agreement may give rise to irreparable harm for which monetary damages would not be an adequate remedy. Each Party accordingly agrees that, in addition to any other remedies available under applicable Law or this Agreement, each of Spinco and the AZ Parties shall be entitled to seek enforcement of the terms of this Agreement by decree of specific performance without the necessity of proving the inadequacy of monetary damages as a remedy and to obtain injunctive relief against any breach or threatened breach of this Agreement. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with such order or injunction. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

11.9    No Third-Party Beneficiaries; No Successor Liability. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any Person that is not a Party (or its permitted successors and assigns) except with respect to indemnification as contemplated by Section 9.2 and Section 9.3. It is expressly understood that the Parties intend that Spinco shall not be considered a successor to any of the AZ Parties or any of their Affiliates by reason of any theory of Law or equity.

11.10    Assignment.

(a)    No Party may assign or transfer this Agreement or any rights or obligations hereunder, directly or indirectly (by operation of Law or otherwise), without the prior written approval of the other Parties and any attempted assignment without such required approval shall be null, void and of no effect; provided, however, that (A) the AZ Parties may assign their respective rights, interests, and obligations hereunder to an Affiliate of the AZ Parties or to any successor in interest (whether by merger, acquisition, asset purchase or otherwise) to all or substantially all of the business to which this Agreement relates, in each case without Spinco’s prior written approval, and (B) Spinco may assign its rights, interests, and obligations hereunder (in whole and not in part) to a wholly owned Affiliate of Spinco without the AZ Parties’ prior written approval. In addition, following the earlier to occur of (X) the consummation in full of the Milestone Closing (as defined in the Securities Purchase Agreement), and (Y) the consummation of a Qualified IPO (as defined in the Restated Certificate (as defined in the Securities Purchase Agreement)), Spinco may assign its applicable rights, interests, and obligations hereunder related to one or more Programs to a Third Party without the AZ Parties’ prior written approval, so long as (i) such assignment shall be in connection with the divestment by Spinco of all or substantially all of the assets relating to such Program or Programs (whether by asset purchase or exclusive out-license), (ii) in connection therewith, Spinco also assigns to such Third Party its applicable rights, interests, and obligations under the other Transaction Agreements related to such Program or Programs, and (iii) proper provision shall be made so that the successors and assigns of Spinco shall succeed to Spinco’s applicable rights and obligations set forth herein and therein. Furthermore, if Spinco or any of its successors or assigns (I) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (II) transfers, licenses or conveys all or substantially all of its rights and assets to any Person, then, and in each such case, Spinco may assign its rights, interests and obligations hereunder (in whole and not in part) to such Person without the prior written approval of the AZ Parties so long as in connection therewith Spinco (i) also assigns to such Person all of its applicable rights, interests, and obligations under the other Transaction Agreements, and (ii) ensures that proper provision shall be made so that the successors and assigns of Spinco shall succeed to Spinco’s rights and obligations set forth in this Agreement. Notwithstanding anything to the contrary set forth herein, no assignment or succession pursuant to this Section 11.10 shall relieve the assigning Party or predecessor Party of its obligations hereunder. Upon any permitted assignment, the references in this Agreement to a Party shall also apply to any such assignee unless the context otherwise requires.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(b)    Notwithstanding the foregoing, in the event a Party assigns its rights or obligations under this Agreement or otherwise makes payments from a jurisdiction other than the jurisdiction in which such Party is organized (each, an “Assignment”), and immediately after such Assignment the amount of Tax required to be withheld on any payment pursuant to this Agreement is greater than the amount of such Tax that would have been required to have been withheld absent such Assignment, then such increased withholding tax shall be borne by the Party making such Assignment.

11.11    Neutral Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

11.12    Counterparts. This Agreement may be executed and delivered in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Any facsimile or electronically transmitted copies hereof or signatures hereon shall, for all purposes, be deemed originals.

[Signature Page Follows]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

AZ PARTIES:

MEDIMMUNE, LLC

By:	[***]
Name:	[***]
Title:	[***]

MEDIMMUNE LIMITED

By:	[***]
Name:	[***]
Title:	[***]

ASTRAZENECA COLLABORATION VENTURES, LLC

By:	[***]
Name:	[***]
Title:	[***]

SPINCO:

VIELA BIO, INC.

By:	/s/ Zhengbin (Bing) Yao
Name:	Zhengbin (Bing) Yao
Title:	CEO

[Signature Page to Asset Purchase Agreement]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit A

Certain Definitions; Interpretive Matters

(a)    For purposes of this Agreement, the following terms shall have the meanings specified in this Exhibit A:

“Affiliate” means, with respect to a Person, any other Person that controls, is controlled by, or is under common control with such Person. For purposes of this Agreement, a Person will be deemed to control another Person if it owns or controls, directly or indirectly, more than 50% of the equity securities of such other Person entitled to vote in the election of directors (or, in the case that such other Person is not a corporation, for the election of the corresponding managing authority), or otherwise has the power to direct the management and policies of such other Person. The Parties acknowledge that in the case of certain entities organized under the laws of certain countries outside the United States, the maximum percentage ownership permitted by law for a foreign investor may be less than 50%, and that in such case such lower percentage will be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management and policies of such entity. Notwithstanding the foregoing or anything else to the contrary herein or in the other Transaction Agreements, for purposes of this Agreement and the other Transaction Agreements, Spinco shall not be considered an Affiliate of the AZ Parties, notwithstanding the fact that Spinco may be considered an affiliate of the AZ Parties.

“Assigned Contracts” means the Contracts set forth on Schedule 2.1(b)(i).

“Assigned Intellectual Property” means, collectively, (a) the Patents set forth on Schedule 2.1(b)(i) (the “Assigned Patents”), (b) the Know-How owned by the AZ Parties and their Affiliates to the extent such Know-How exclusively relates to the Products or the Programs, and (c) any copyright of the AZ Parties and their Affiliates in any document to the extent recording the Know-How described in (b).

“AZ Employees” means, collectively, (i) the individuals set forth on Schedule 7.5(a) and (ii) employees who are hired by the AZ Group as employees in connection with, or otherwise assigned to work on, the Programs after the date hereof through the Closing Date whom the AZ Group designates as AZ Employees, each such designation subject to the prior written consent of Spinco.

“AZ Group” means Medi LLC and its Affiliates.

“AZ’s Knowledge” means [***].

“[***] Collaboration Product” means any composition comprising or containing [***] and/or [***] (or any analog, fragment or derivative of any of the foregoing compounds or molecules that has the same activity as, respectively, [***] or [***]), and any and all formulations, forms and dosage strengths thereof. An analog, fragment or derivative will be deemed to have the same activity as the corresponding compound or molecule if it specifically binds to the same target(s) as such compound or molecule as its primary intended target.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

“Biological Materials” means any biological substances and materials, including any tissues, cells, cell lines, organisms, blood samples, genetic material, antibodies, or plasmids, in each case relating exclusively to the Products or held for exclusive use in the Programs. For the sake of clarity, human tissue samples taken from a human patient in the context of a Clinical Study with respect to a Product or a Program do not relate exclusively to such Product or such Program.

“BioWa License Agreement” means the License Agreement, dated November 16, 2005, between BioWa, Inc. and MedImmune, Inc.

“BioWa/Lonza License Agreement” means the Non-Exclusive License Agreement, dated November 4, 2013, between Lonza Sales AG, BioWa, Inc., and MedImmune, LLC.

“BLA/NDA” means a Biologics License Application (as that term is defined in section 351(a) of the Public Health Service Act) or a New Drug Application (as that term is defined in section 505(b) of the FD&C Act), filed with the FDA in the United States with respect to any Product, or any corresponding foreign application or similar application or submission filed with a Regulatory Authority to obtain marketing approval for a biological or pharmaceutical product in a country or group of countries.

“Business Day” means any day of the year on which national banking institutions in New York, U.S. are open to the public for conducting business and are not required or authorized by applicable Law to close.

“Cellective CD19 Product” means a Product containing, as an active ingredient, an antibody or protein that specifically binds to CD19 and is a Product as defined in the Cellective Merger Agreement.

“Clinical Study” means any investigation in human subjects intended to determine the clinical pharmacological, pharmacokinetic, and/or other pharmacodynamic effects of an investigational agent, and/or to identify any adverse reactions to an investigational agent to assess the agent’s safety and efficacy.

“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

“Code” means the Internal Revenue Code of 1986, as amended.

“Competing Product” means any [***] Competing Product, [***] Competing Product, [***] Competing Product, [***] Competing Product, [***] Competing Product, [***] Competing Product, [***] Competing Product, or Mabkine Competing Product.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

“Contract” means any written or oral agreement, contract, indenture, note, mortgage, loan, instrument, license, guarantee, bond, lease, commitment, understanding or undertaking.

“Covered Autoimmune Disease” means any disease listed on Schedule 7.9.

“Development” means all activities relating to preparing and conducting preclinical testing, toxicology testing, human clinical studies, regulatory activities (e.g., regulatory applications), formulation, manufacturing process development, scale-up and associated validation, quality assurance and quality control activities and the terms “Develop”, “Developing” and “Developed” shall be construed accordingly.

“Development Costs” means, all costs and expenses actually incurred by a Person (or its Affiliates) or for its account and specifically attributable to its conduct of specific Development activities, which shall include: (a) amounts paid by such Person (or its Affiliates) to Third Parties contracted to conduct clinical trials such as costs for Third Party suppliers of clinical services, clinical site recruiting, training and participation, monitoring of clinical sites, data analysis and data quality assurance, and/or Third Party costs for preparing, reviewing or developing data and documents for submission to Regulatory Authorities; (b) amounts paid for the supply of the Products and comparator drugs for use in clinical trials; (c) amounts paid in connection with obtaining, maintaining and renewing all Regulatory Materials and other Governmental Approvals which are part of the Acquired Assets; and (d) actual direct costs and expenses of such Person’s (or its Affiliates’) internal employees’ actual work in conducting or managing such Development activities (including allocations of direct overheads, but not including allocations of general, corporate or administrative overheads).

“Documents” means all files, documents, instruments, papers, books, reports, records, budgets, forecasts, ledgers, journals, supplier lists, operating data and plans, technical documentation, and other similar materials; provided, that “Documents” does not include Regulatory Materials or Permits.

“EMA” means the European Medicines Agency or any successor agency thereto.

“Employee Benefit Plans” mean all “employee benefit plans,” as defined in section 3(3) of ERISA, and other employee benefit plans or arrangements or payroll practices, including retirement plans, welfare plans, bonus plans, incentive, equity or equity-based compensation, or deferred compensation arrangements, stock purchase, severance pay, sick leave, vacation pay, salary continuation, disability, hospitalization, medical insurance, life insurance or scholarship programs which the AZ Group sponsors, maintains, has any obligation to contribute to, has Liability under or is otherwise a party.

“Excluded Manufacturing Know-How” means all Know-How that is not generally known and that is related to or applicable to the manufacture of Products except to the extent that such Know-How relates exclusively to the Products.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

“Expenses” means any and all expenses, costs, claims, demands, assessments, judgments, penalties and fees (including reasonable attorneys’ and other professionals’ fees and disbursements).

“FD&C Act” means the United States Federal Food, Drug, and Cosmetic Act, as amended, and the rules and regulations promulgated thereunder.

“FDA” means the United States Food and Drug Administration or any successor agency thereto.

“Fundamental Representations” means the representations and warranties of AZ contained in Section 4.1 and Section 4.2.

“Governmental Authority” means any nation or government or governmental or regulatory body thereof, or political subdivision thereof, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private) or any other entity exercising executive, judicial, legislative, regulatory or administrative functions of or pertaining to regulation or to government.

“In-License Agreement” means (a) the BioWa License Agreement, (b) the Lonza License Agreement, (c) the Agreement, dated January 7, 1997, between Medical Research Council, Cambridge Antibody Technology Limited, and Cambridge Antibody Technology Group PLC, (d) the BioWa/Lonza License Agreement, (e) the Duke License Agreement, and (f) the DFCI License Agreement.

“IND” means an Investigational New Drug Application submitted under Section 505(i) of the FD&C Act, or an analogous application or submission with any analogous agency or Regulatory Authority outside of the United States for the purposes of obtaining permission to conduct clinical trials.

“Indemnification Claim” means any claim in respect of which payment may be sought under Article IX of this Agreement.

“Inventory” means all inventory of the Products owned by the AZ Parties or its Affiliates as of the Closing Date, wherever located, including all finished goods, work in process, raw materials, cell banks and other reagents, starting materials, and intermediates from the synthesis of Products.

“Know-How” means any data, results, technology, business or financial information or information of any type whatsoever, in any tangible or intangible form, including know-how, practices, techniques, methods, assays, techniques, processes, protocols, inventions, discoveries, improvements, developments, specifications, formulations, formulae, algorithms, marketing reports, business plans, expertise, technology, test data (including pharmacological, biological, chemical, biochemical, medical, toxicological, preclinical, and clinical test data and any other research or development data), standard operating procedures, manufacturing records, stability data and other study data and procedures.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

“Law” means any foreign, federal, state and local law (including common law), statute, code, ordinance, rule, regulation (including zoning and building code), Order or other requirement.

“Legal Proceeding” means any judicial, administrative or arbitral actions, suits, mediations, investigation, inquiry, proceedings (public or private) or claims (including counterclaims) by or before a Governmental Authority or arbiter.

“Liability” means any debt, liability or obligation (whether direct or indirect, absolute or contingent, accrued or unaccrued, known or unknown, liquidated or unliquidated, or due or to become due) and including all costs and expenses relating thereto.

“Licensed Intellectual Property” means the Patents, Know-How and Biological Materials licensed to Spinco under the License Agreement or the Sublicense Agreements.

“Lien” means any lien, encumbrance, pledge, mortgage, deed of trust, security interest, charge, condition, restriction, covenant, purchase option, lease, sublease or other third party right, right of first refusal, easement, right of way, servitude, transfer restriction, encroachment, reservation or title defect of any kind or nature.

“Lonza License Agreement” means the Letter Agreement, dated April 16, 2009, between Lonza Sales AG and MedImmune, LLC, incorporating the terms of the License and Services Agreement, dated January 21, 2005, as amended by an amendment agreement, effective as of March 20, 2009, between AstraZeneca AB and (by novation) Lonza Sales AG.

“Losses” means all damages, losses, claims, Liabilities, demands, charges, suits, penalties, costs and Expenses.

“MAA” or “Marketing Authorization Application” means an application to the appropriate Regulatory Authority for approval to market a Product (but excluding price approval) in any particular jurisdiction (including a BLA in the U.S.) and all amendments and supplements thereto.

“Mabkine Competing Product” means any medicinal product for the treatment, prevention or diagnosis of any Covered Autoimmune Disease, including inflammatory bowel disease, that comprises or contains a biologic agent (e.g., a peptide) that specifically binds both to TNF and IL10 Receptor simultaneously as its intended primary targets, thereby inhibiting TNF-mediated receptor activation and activating IL-10 receptor signaling; provided that, for clarity, neither the molecule identified as [***] nor any product comprising or containing such molecule shall be a Competing Product for the purpose of Section 7.9.

“Material Adverse Effect” means any fact, event, change, development, condition, circumstance or effect that, individually or in the aggregate, (A) has, or would reasonably be expected to have, a material adverse effect on the Programs and the Acquired Assets taken as a whole, or (B) prevents or materially impairs or delays, would be reasonably expected to prevent or materially impair or delay, the ability of the AZ Parties to perform their obligations hereunder,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

including the consummation of the Transactions; provided that, in the case of clause (A) above, “Material Adverse Effect” shall not include any such fact, event, change, development, condition, circumstance or effect to the extent it results from (i) global or national political conditions, including the outbreak or escalation of war or terrorist activities, (ii) global or national economic, monetary, or financial conditions, including changes in prevailing interest rates, credit markets, or financial market conditions in or affecting the United States, (iii) changes in applicable Law (or the interpretations thereof) or GAAP (or the interpretations of), (iv) the taking of any action specifically required to be taken by this Agreement or taken by any Party or any of its Affiliates or any of their respective Affiliates with the prior written consent or at the written request of the other Party, (v) earthquakes, hurricanes, tsunamis, typhoons, lightning, hailstorms, blizzards, tornadoes, droughts, floods, cyclones, arctic frosts, mudslides, wildfires and other natural disasters and weather conditions, (vi) impacts on relationships with suppliers, employees, labor organizations, or Governmental Authorities, in each case attributable to the execution, announcement or pendency of this Agreement, the Securities Purchase Agreement or the transactions contemplated hereunder or thereunder, or (vii) changes in the life sciences and health care industries, including the occurrence of any adverse regulatory, clinical, research, development, manufacturing or commercial activity with respect to a specific product or class of products similar to any of the Products; except to the extent, in the case of clauses (i), (ii), (iii), and (v), such fact, event, change, development, condition, circumstance or effect disproportionately affects the Programs or the Acquired Assets, relative to other participants in the industry or industries in which the Programs operate.

“MEDI-551 Competing Product” means any medicinal product for the treatment, prevention or diagnosis of any Covered Autoimmune Disease, including neuromyelitis optica, multiple sclerosis or scleroderma, that comprises or contains an antibody or antibody fragment that specifically binds to CD19 as its intended primary target and induces cell death of CD19+ cells.

“MEDI0700 Competing Product” means any medicinal product for the treatment, prevention or diagnosis of any Covered Autoimmune Disease, including systemic lupus erythematosus, that comprises or contains an antibody or antibody fragment that specifically binds to B7RP-1/BAFF as its intended primary target and simultaneously inhibits both (a) B7RP1-mediated co-stimulation of cells and (b) BAFF-mediated receptor activation.

“MEDI1116 Competing Product” means any medicinal product for the treatment, prevention or diagnosis of any Covered Autoimmune Disease, including systemic lupus erythematosus, that comprises or contains an antibody or antibody fragment that specifically binds to [***] as its intended primary target and inhibits[***]-mediated activation of its receptor [***].

“MEDI4920 Competing Product” means any medicinal product for the treatment, prevention or diagnosis of any Covered Autoimmune Disease, including primary Sjögren’s syndrome, systemic lupus erythematosus, Crohn’s, systemic sclerosis, lupus nephritis, Graft vs Host disease, primary biliary cholangitis or myasthenia gravis, that comprises or contains a peptide that specifically binds to CD40L as its intended primary target and inhibits CD40L-

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

mediated activation of its receptor CD40; provided that, for clarity, neither the molecule identified as [***] nor any product comprising or containing such molecule shall be a Competing Product for the purpose of Section 7.9.

“MEDI5872 Competing Product” means any medicinal product for the treatment, prevention or diagnosis of any Covered Autoimmune Disease, including primary Sjögren’s syndrome, that comprises or contains an antibody or antibody fragment that specifically binds to [***] as its intended primary target and inhibits [***].

“MEDI7734 Competing Product” means any medicinal product for the treatment, prevention or diagnosis of any Covered Autoimmune Disease, including myositis (DM and PM), systemic lupus erythematosus, lupus nephritis, systemic sclerosis or primary Sjögren’s syndrome, that comprises or contains an antibody or antibody fragment that specifically binds to [***] as its intended primary target and induces cell death of [***] cells.

“MEDI9600 Competing Product” means any medicinal product for the treatment, prevention or diagnosis of any Covered Autoimmune Disease, including ANCA vasculitis, systemic lupus erythematosus or lupus nephritis, that comprises or contains an antibody or antibody fragment that specifically binds to[***] as its intended primary target and inhibits IgG-mediated activation of [***].

“Order” means any order, injunction, judgment, decree, determination, ruling, writ, assessment or arbitration or other award of a Governmental Authority.

“Ordinary Course of Business” means, with respect to any Person or business, the ordinary course of business of such Person and its Affiliates or such business, in each case, consistent with past practices.

“Patents” means all patents (which shall include invention patents, utility models, design patents, industrial designs, and priority rights), applications for patents, invention disclosures, provisional applications, substitutions, supplementary protection certificates, reissues, reexaminations, renewals, revisions, extensions, divisionals, continuations, inventors’ certificates, utility certificates, patents or certificates of addition, inventors’ certificates of addition, and utility certificates of addition and other indices of invention ownership,

“Permits” means any approvals, authorizations, consents, licenses, permits or certificates (including certificates of occupancy) of a Governmental Authority.

“Permitted Liens” means (i) Liens for Taxes, assessments or other governmental charges or levies not yet due or payable or that are being contested in good faith by appropriate Legal Proceedings and for which adequate reserves have been set aside in the relevant financial statements in accordance with generally applicable accounting principles; (ii) statutory Liens of landlords and mechanics’, carriers’, warehousemen’s, workers’, repairers’ and similar Liens imposed by applicable Law or arising or incurred in the Ordinary Course of Business with respect to amounts not yet due and payable or being contested in good faith by appropriate Legal

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Proceedings; (iii) Liens incurred or deposits made in the Ordinary Course of Business in connection with workers’ compensation, unemployment insurance or other types of social security; and (iv) licenses and other similar rights granted and obligations incurred in the Ordinary Course of Business or pursuant to any of the Transaction Agreements.

“Person” means any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or other entity.

“Product” means any composition comprising or containing [***] [***] [***], [***], [***] [***] (or any analog, fragment or derivative of any of the foregoing compounds or molecules that has the same activity as, respectively, [***], [***], [***], [***], [***], and any and all formulations, forms and dosage strengths thereof. An analog, fragment or derivative will be deemed to have the same activity as the corresponding compound or molecule if it specifically binds to the same target(s) as such compound or molecule as its primary intended target.

“Regulatory Approvals” means all technical, medical and scientific licenses, registrations, authorizations and approvals (including approvals of MAAs, BLA/NDAs, supplements and amendments, pre- and post- approvals, pricing and third party reimbursement approvals, and labeling approvals) of any Regulatory Authority, necessary for the use, development, manufacture, and commercialization of a pharmaceutical product in a regulatory jurisdiction.

“Regulatory Authority” means, with respect to a country, any national (e.g., the FDA), supra-national (e.g., the European Commission, the Council of the European Union, or the EMA), regional, state or local regulatory agency, department, bureau, commission, council or other Governmental Authority involved in the granting of a Regulatory Approval or, to the extent required in such country, price approval, for biological or pharmaceutical products in such country.

“Regulatory Materials” means all regulatory applications, submissions, dossiers, notifications, registrations, Regulatory Approvals, material correspondence or other filings made to or with, or other approvals granted by, a Regulatory Authority that are necessary or reasonably desirable in order to develop, manufacture or commercialize a product in a particular country or regulatory jurisdiction. Regulatory Materials include all INDs and MAAs.

“Representatives” means a Person’s or business’ directors, officers, employees, attorneys, consultants, advisors, financing sources, accountants, representatives, agents or Affiliates.

“Spinco Material Adverse Effect” means, with respect to Spinco, any fact, event, change, development, condition, circumstance or effect that, individually or in the aggregate, prevents or materially impairs or delays, or would be reasonably expected to prevent or materially impair or delay, the ability of Spinco to perform its obligations hereunder, including the consummation of the Transactions.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

“Tax Return” means any return (including any information return), report, statement, schedule, notice, form or other document or information filed with or submitted to, or required to be filed with or submitted to, any Taxing Authority in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Law relating to any Tax.

“Taxes” means (i) any and all federal, state, local or foreign taxes, charges, fees, imposts, levies or other assessments, including all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes, customs duties, fees, assessments and charges of any kind whatsoever, together with any such Liabilities for any other Person, whether arising by reason of consolidated, combined, or similar Tax Returns, as a transferee, by contract, by operation of Law, or otherwise; and (ii) all interest, penalties, fines, additions to tax or additional amounts imposed by any Taxing Authority in connection with any item described in clause (i) above.

“Taxing Authority” means any Governmental Authority responsible for the administration of any Tax.

“Third Party” means any Person other than AZ, Spinco, an Investor or any of their respective Affiliates.

“Transaction Agreements” means, collectively, this Agreement, the Transition Services Agreement, the Clinical Supply Agreement, the Sublicense Agreements, the Development Services Agreement, the Affiliate Lease Agreement, the License Agreement, the MRC Payment Agreements, the Assignment and Assumption and Bill of Sale, and the Services Agreement.

“Transactions” means the transactions contemplated by this Agreement and the other Transaction Agreements.

“Transfer Taxes” means any and all sale, use, stamp, documentary, filing, recording, transfer, real estate transfer, stock transfer, gross receipts, registration, duty, securities transactions or similar fees or Taxes or governmental charges (together with any interest or penalty, addition to tax or additional amount imposed) as levied by any Taxing Authority in connection with the Transactions.

“United States” or “U.S.” means the United States of America and its territories, possessions and commonwealths.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(b)    Additional Defined Terms. For purposes of the Agreement, the following terms shall have the meanings defined in the Section indicated:

Table of Defined Terms	Section
Acquired Assets	2.1(b)
Acquired Personal Property	2.1(b)(vii)
Affiliate Lease Agreement	3.2(f)
Agreement	preamble
[***] Collaboration Agreement	recitals
Assignment and Assumption and Bill of Sale	3.2(i)
Assumed Liabilities	2.3(b)
AZ Documents	4.2
AZ Indemnified Parties	9.3
AZ Parties	preamble
AZCV	preamble
[***] Collaboration	recitals
[***] Collaboration Programs	recitals
[***] Collaboration Programs Assignment and Novation	recitals
AZUK	preamble
Basket	9.5(a)
Clinical Supply Agreement	3.2(c)
Closing	3.1
Closing Date	3.1
Cellective Diligence Terms	7.10(b)(iii)
Cellective Merger Agreement	7.10(a)
Cellective Milestone Terms	7.10(b)(i)
Cellective Representative	7.10(a)
Common Stock	1.1
Competing Activities	7.9(a)
Confidential Information	7.2
Development Services Agreement	3.2(e)
De Minimis Amount	9.5(a)
DFCI	7.11(a)
DFCI License Agreement	7.11(a)
Dispute Period	9.4(b)
Duke	7.11(a)
Duke License Agreement	7.11(a)
Excluded Assets	2.2(b)
Excluded Liabilities	2.4(b)
[***] License Agreement	7.12(a)
[***] License Term Sheet	7.12(a)
FTC	4.4(k)
Governmental Approval	4.3(b)
Indemnified Party	9.1
Indemnifying Party	9.1
Investors	recitals
License Agreement	3.2(g)
MedImmune, Inc.	7.10(a)
Medi LLC	preamble

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Medi Ltd	recitals
MRC Payment Agreements	3.2(h)
Non-assignable Asset	2.5
Parties	preamble
Party	preamble
Payee	10.4
Payment	10.4
Programs	recitals
Purchase Price	1.1
Restricted Period	7.9(a)
Retained Contract	10.4
Securities Purchase Agreement	recitals
Services Agreement	3.2(j)
Spinco	preamble
Spinco Business	recitals
Spinco Indemnified Parties	9.2(a)
Sublicense Agreements	3.2(d)
Survival Period	9.1
Tedder	7.10(a)
Tedder Consulting Agreement	7.10(a)
Third Party Claim	9.4(b)
Transferred Employees	7.5(a)
Transition Services Agreement	3.2(b)
WARN Act	2.4(b)(ii)

(c)    Other Definitional and Interpretive Matters. Unless otherwise expressly provided, for purposes of this Agreement, the following rules of interpretation shall apply:

(i)    Calculation of Time Periods. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day.

(ii)    Exhibits/Schedules. The Exhibits and Schedules to this Agreement are an integral part of this Agreement and are hereby incorporated herein and made a part hereof as if set forth herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall be defined as set forth in this Agreement. The representations and warranties contained in Article IV are qualified by reference to the Schedules attached hereto and referred to in Article IV (collectively, the “Disclosure Schedule”). The Parties agree that the Disclosure Schedule is not intended to constitute, and shall not be construed as constituting, representations and warranties of AZ except to the extent expressly provided in this Agreement. Spinco acknowledges and agrees that (i) the Disclosure Schedule may include items or information that AZ is not required to disclose under this Agreement, (ii) disclosure of such items or information shall not affect,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

directly or indirectly, the interpretation of this Agreement or the scope of the disclosure obligation of AZ under this Agreement, and (iii) inclusion of information in the Disclosure Schedule shall not be construed as an admission that such information is material to any of AZ, Spinco or the Acquired Assets. Similarly, in such matters where a representation or warranty is given or other information is provided, the disclosure of any matter in the Disclosure Schedule shall not imply that any other undisclosed matter having a greater value or other significance is material. Spinco further acknowledges and agrees that (A) headings have been inserted on sections of the Disclosure Schedule for the convenience of reference only and shall not affect the construction or interpretation of any of the provisions of this Agreement or the Disclosure Schedule, (B) cross references that may be contained in sections of the Disclosure Schedule to other sections of the Disclosure Schedule are not all-inclusive of all disclosures contained on such referenced sections of the Disclosure Schedule, and (C) every matter, document or item referred to, set forth or described in one section of the Disclosure Schedule shall be deemed to be disclosed under each other section of the Disclosure Schedule and shall be deemed to qualify the applicable representations and warranties of AZ in this Agreement, to the extent such matter, document or item is cross-referenced by such other section of the Disclosure Schedule.

(iii)    Gender and Number. Any reference in this Agreement to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa.

(iv)    Headings. The provision of the Table of Contents, the division of this Agreement into Articles, Sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement. All references in this Agreement to any “Article,” “Section” or other subdivision are to the corresponding Article, Section or other subdivision of this Agreement unless otherwise specified.

(v)    Herein. The words such as “herein,” “hereinafter,” “hereof,” “hereunder” and “hereto” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

(vi)    Including. The word “including” or any variation thereof means “including without limitation,” unless otherwise specified and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it.

(vii)    Other. The word “or” shall be exclusive; references to “written” or “in writing” include in electronic form; and any reference to “days” means calendar days unless Business Days are expressly specified.

****

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit B

[***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit C

[***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibits D-1, D-2, D-3

[***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit E

[***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit F

[***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit G

[***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit H

[***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit I

[***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 2.1(b)(i)

Assigned Intellectual Property

Patents

MEDI-1116

Registered owner: MedImmune, LLC

Title: [***]

AZ Reference	Country	Status	Application No.	Grant No.
[***]	[***]	[***]	[***]	[***]

MEDI-7734

Registered owner: MedImmune, LLC

Title: [***]

AZ Reference	Country	Status	Application No.	Grant No.
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

MEDI-4920

Registered owner: MedImmune, LLC

Title: [***]

AZ Reference	Country	Status	Filing Number	Grant Number
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

MEDI-551

Registered owner: MedImmune, LLC

Title: HUMANIZED ANTI-CD19 ANTIBODIES AND THEIR USE IN TREATMENT OF ONCOLOGY, TRANSPLANTATION AND AUTOIMMUNE DISEASE

AZ Reference	Country	Status	Application No.	Grant No.
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

MEDI-9600

Registered owner: MedImmune Limited

Title: [***]

AZ Reference	Country	Status	Filing Number	Grant Number
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 2.1(b)(iii)

[***]

•	[***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 2.1(b)(vii)

[***]

•	[***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 4.3(a)

[***]

•	[***]

•	[***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 4.4

[***]

•	[***]

•	[***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 7.5(a)

[***]

First	Last	Title
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Spinco intends to make offers to the following additional individuals who are not employed by the AZ Group:

First	Last	Title
[***]	[***]	[***]
[***]	[***]	[***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 7.9

[***]

•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]
•[***]	•[***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 7.12

[***] License Term Sheet

Licensed Product	[***]

Licensed Technology	[***]

Kidney Field	[***]

Spinco Field	[***]

Territory	[***]

License Grant	[***] [***]

Improvements	[***] [***]

Diligence	[***]

Patent Prosecution	[***] [***]

Preclinical Development; Spinco buy-in option	[***] [***]

Clinical Development - Information and data sharing	[***] [***] [***] [***]

Option to utilize clinical trial data	[***] [***]

Manufacturing	[***] [***] [***] [***] [***].

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Commercialization	[***]

Term	[***]

Termination; Effect of termination	[***]: • [***] • [***] [***] [***] • [***] • [***] • [***] • [***] [***] [***].

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 10.3

[***]

Acquired Asset	Portion of Purchase Price Allocated to Asset
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.